As filed with the Securities and Exchange Commission on November 29, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number  811-21895

Underlying Funds Trust
(Exact name of registrant as specified in charter)

8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615
(Address of principal executive offices) (Zip code)

Mr. David B. Perkins, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615
(Name and address of agent for service)

1-877-569-2382
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  September 30, 2013

Item 1. Schedule of Investments.

Underlying Funds Trust
Event Driven
Schedule of Investments
September 30, 2013 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 82.0%
Aerospace & Defense - 1.6%
Astronics Corp. (a)	24,029	$1,194,482
Engility Holdings, Inc. (a)	46,100	1,462,753
Total Aerospace & Defense		2,657,235

Airlines - 0.8%
Delta Air Lines, Inc.	28,147	663,988
United Continental Holdings, Inc. (a)	19,420	596,388
Total Airlines		1,260,376

Auto Components - 0.4%
Cooper Tire & Rubber Co.	2,300	70,840
Visteon Corp. (a)	7,350	555,954
Total Auto Components		626,794

Biotechnology - 1.3%
Astex Pharmaceuticals, Inc. (a)	8,000	67,840
Elan Corp. PLC - ADR (a)	40,000	623,200
Onyx Pharmaceuticals, Inc. (a)	12,000	1,496,040
Total Biotechnology		2,187,080

Building Products - 1.5%
Owens Corning (a)	36,875	1,400,513
Quanex Building Products Corp.	59,850	1,126,975
Total Building Products		2,527,488

Capital Markets - 0.5%
E*TRADE Financial Corp. (a)	48,100	793,650
Chemicals - 10.7%
Chemtura Corp. (a)	201,584	4,634,416
Ferro Corp. (a)	740,026	6,741,637
Sensient Technologies Corp.	71,803	3,438,646
WR Grace & Co. (a)	29,639	2,590,448
Zoltek Cos., Inc. (a)	18,000	300,420
Total Chemicals		17,705,567

Commercial Banks - 2.1%
CIT Group, Inc. (a)	67,101	3,272,516
Sterling Bancorp	15,000	205,950
Total Commercial Banks		3,478,466

Commercial Services & Supplies - 1.4%
Performant Financial Corp. (a)	84,200	919,464
TMS International Corp.	1,500	26,160
Waste Management, Inc.	33,845	1,395,768
Total Commercial Services & Supplies		2,341,392

Communications Equipment - 1.0%
Polycom, Inc. (a)	147,920	1,615,286
Computers & Peripherals - 0.8%
Dell, Inc.	95,000	1,308,150
Construction & Engineering - 0.8%
Badger Daylighting Ltd. (a)	20,750	1,314,036
Michael Baker Corp.	1,000	40,470
Total Construction & Engineering		1,354,506

Construction Materials - 0.0%
Vulcan Materials Co.	1,000	51,810
Containers & Packaging - 0.7%
Boise, Inc.	1,000	12,600
DS Smith PLC	249,419	1,162,905
Total Containers & Packaging		1,175,505

Diversified Consumer Services - 0.8%
Stewart Enterprises, Inc.	100,000	1,314,000
Diversified Telecommunication Services - 0.0%
Ziggo NV	500	20,252
Electric Utilities - 0.8%
Iberdrola SA	9	52
NV Energy, Inc.	55,000	1,298,550
Total Electric Utilities		1,298,602

Electronic Equipment, Instruments & Components - 0.3%
Laird PLC	30,000	107,042
Molex, Inc.	6,000	231,120
Molex, Inc. - Class A	3,000	114,840
Total Electronic Equipment, Instruments & Components		453,002

Energy Equipment & Services - 2.5%
Halliburton Co.	12,780	615,357
North American Energy Partners, Inc. (a)	643,456	3,506,835
Total Energy Equipment & Services		4,122,192

Food & Staples Retailing - 1.1%
Harris Teeter Supermarkets, Inc.	20,000	983,800
Nash Finch Co.	4,000	105,640
Shoppers Drug Mart Corp.	12,000	691,073
Total Food & Staples Retailing		1,780,513

Food Products - 1.2%
Dole Food Co., Inc. (a)	130,000	1,770,600
GrainCorp Ltd.	15,000	172,819
Total Food Products		1,943,419

Health Care Equipment & Supplies - 0.3%
ICU Medical, Inc. (a)	800	54,344
MAKO Surgical Corp. (a)	10,000	295,100
Rochester Medical Corp. (a)	10,000	199,600
Total Health Care Equipment & Supplies		549,044

Health Care Providers & Services - 0.7%
CML HealthCare, Inc. (a)	35,000	364,934

Rhoen Klinikum AG	5,000	128,487
Vanguard Health Systems, Inc. (a)	35,000	735,350
Total Health Care Providers & Services		1,228,771

Health Care Technology - 0.1%
Greenway Medical Technologies (a)	5,000	103,250
Hotels, Restaurants & Leisure - 6.2%
Bob Evans Farms, Inc.	80,089	4,586,697
Carrols Restaurant Group, Inc. (a)	147,722	901,104
Cedar Fair LP	34,660	1,511,176
Marriott International, Inc.	1	42
Orient-Express Hotels Ltd. (a)	7,000	90,860
SHFL Entertainment, Inc. (a)	40,000	920,000
Six Flags Entertainment Corp.	39,241	1,325,954
WMS Industries, Inc. (a)	35,000	908,250
Total Hotels, Restaurants & Leisure		10,244,083

Household Durables - 2.3%
Libbey, Inc. (a)	57,340	1,363,545
Nobility Homes, Inc. (a)	4,000	37,000
Tempur Sealy International, Inc. (a)	30,320	1,332,867
WCI Communities, Inc. (a)	67,879	1,171,592
Total Household Durables		3,905,004

Household Products - 0.7%
Central Garden and Pet Co. - Class A (a)	100,990	691,782
Central Garden and Pet Co. (a)	30,675	215,952
Vinda International Holdings Ltd.	140,000	197,836
Total Household Products		1,105,570

Insurance - 2.1%
Alleghany Corp. (a)	300	122,895
Ambac Financial Group, Inc. (a)	24,148	438,044
American Safety Insurance Holdings Ltd. (a)	30,000	906,000
Assured Guaranty Ltd.	31,696	594,300
MBIA, Inc. (a)	132,960	1,360,181
Total Insurance		3,421,420

Internet & Catalog Retail - 0.1%
Groupon, Inc. (a)	12,780	143,264
Internet Software & Services - 0.0%
The Active Network, Inc. (a)	2,500	35,775
Life Sciences Tools & Services - 0.9%
Life Technologies Corp. (a)	20,000	1,496,600
Machinery - 4.0%
CNH Industrial NV	45,936	574,200
EnPro Industries, Inc. (a)	16,089	968,719
Invensys PLC	98,000	790,092
Kaydon Corp.	2,000	71,040
Trinity Industries, Inc.	55,155	2,501,279
Wabtec Corp.	28,027	1,762,058
Total Machinery		6,667,388

Marine - 0.4%
Stolt-Nielsen Ltd.	22,700	592,674

Media - 8.7%
AMC Networks, Inc. (a)	37,663	2,579,162
Belo Corp.	32,000	438,400
Gannett, Inc.	2,556	68,475
Kabel Deutschland Holding AG	7,000	822,939
Liberty Global PLC - Class A (a)	1,500	119,025
Liberty Global PLC - Series C (a)	1,500	113,145
LIN Media LLC (a)	189,112	3,837,083
Telenet Group Holding NV	5,000	248,958
Time Warner Cable, Inc.	17,444	1,946,751
Tribune Co. (a)	66,726	4,209,743
Total Media		14,383,681

Metals & Mining - 0.2%
AuRico Gold, Inc.	8,000	30,480
Camino Minerals Corp. (a)	4,000	136
Hoganas AB	3,400	178,287
Pan American Silver Corp. (a)	5,000	52,813
Total Metals & Mining		261,716

Multiline Retail - 1.8%
Hudson's Bay Co. (a)	126,868	2,140,640
Saks, Inc. (a)	56,000	892,640
Total Multiline Retail		3,033,280

Oil, Gas & Consumable Fuels - 5.4%
Athabasca Oil Corp. (a)	61,520	468,843
Berry Petroleum Co.	200	8,626
Gulf Coast Ultra Deep Royalty Trust (a)	80,000	174,400
Heritage Oil PLC (a)	8,000	23,053
Legacy Oil + Gas, Inc. (a)	97,853	628,889
Penn West Petroleum Ltd.	447,057	4,975,744
Petrominerales Ltd. (a)	1,500	17,038
Renegade Petroleum Ltd. (a)	2,288,653	2,355,199
Uranium One, Inc. (a)	1,000	2,767
Verenium Corp. (a)	5,000	19,850
Xinergy Ltd. (a)	440,728	218,214
Total Oil, Gas & Consumable Fuels		8,892,623

Paper & Forest Products - 1.9%
Ainsworth Lumber Co. Ltd. (a)	1,000	3,844
International Paper Co.	51,212	2,294,298
Tembec, Inc. (Acquired 05/17/2011, Cost $156,780) (a)(b)	35,833	85,230
Tembec, Inc. (Acquired 06/4/2009, Cost $0) (a)(b)	40,850	97,163
Wausau Paper Corp.	52,900	687,171
Total Paper & Forest Products		3,167,706

Pharmaceuticals - 0.3%
Cornerstone Therapeutics, Inc. (a)	200	1,882
Hi-Tech Pharmacal Co., Inc.	10,000	431,500
Optimer Pharmaceuticals, Inc. (a)	5,000	63,000
Total Pharmaceuticals		496,382

Professional Services - 0.3%
National Technical Systems, Inc. (a)	1,000	22,850

Quinpario Acquisition Corp. (a)	53,956	563,301
Total Professional Services		586,151

Real Estate Investment Trusts (REITs) - 0.0%
Colonial Properties Trust	100	2,249
Real Estate Management & Development - 2.6%
Huntingdon Capital Corp. (a)	372,070	4,388,768
Road & Rail - 4.6%
AMERCO	21,422	3,944,433
Hertz Global Holdings, Inc. (a)	102,169	2,264,065
Swift Transportation Co. (a)	69,014	1,393,393
Total Road & Rail		7,601,891

Semiconductors & Semiconductor Equipment - 1.4%
Lam Research Corp. (a)	2,250	115,178
LTX-Credence Corp. (a)	2,500	16,450
Micron Technology, Inc. (a)	95,740	1,672,578
PLX Technology, Inc. (a)	7,000	42,140
Spansion, Inc. (a)	582	5,872
Volterra Semiconductor Corp. (a)	20,000	460,000
Total Semiconductors & Semiconductor Equipment		2,312,218

Software - 2.3%
Compuware Corp.	185,808	2,081,050
Ebix, Inc.	2,000	19,880
Seachange International, Inc. (a)	34,000	389,980
Sourcefire, Inc. (a)	18,000	1,366,560
Stonesoft OYJ (a)	5,000	30,168
Total Software		3,887,638

Specialty Retail - 1.9%
Murphy USA, Inc. (a)	35,656	1,440,146
Office Depot, Inc. (a)	316,604	1,529,197
The Pep Boys-Manny Moe & Jack (a)	10,000	124,700
Total Specialty Retail		3,094,043

Textiles, Apparel & Luxury Goods - 0.5%
Maidenform Brands, Inc. (a)	38,500	904,365
Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	42,000	380,100
Trading Companies & Distributors - 0.3%
MRC Global, Inc. (a)	21,930	587,724
Transportation Infrastructure - 0.0%
Veripos, Inc.	4,156	15,551
Wireless Telecommunication Services - 1.5%
Leap Wireless International, Inc. (a)	60,000	947,400
T-Mobile US, Inc. (a)	62,695	1,628,189
Total Wireless Telecommunication Services		2,575,589

TOTAL COMMON STOCKS (Cost $121,355,955)		$136,079,803

	Principal
CONVERTIBLE BONDS - 1.3%	Amount
Consumer Finance - 0.5%
Atlanticus Holdings Corp.

5.875%, 11/30/2035	$2,000,000	803,750
Machinery - 0.8%
Meritor, Inc.
7.875%, 03/01/2026 (Acquired 11/30/2012, Cost $908,187) (d)	1,000,000	1,254,375
TOTAL CONVERTIBLE BONDS (Cost $1,719,977)		$2,058,125

CORPORATE BONDS - 7.2%
Containers & Packaging - 1.1%
ARD Finance SA
11.125%, 06/01/2018 (Acquired 01/25/2013 through 06/06/2013, Cost $1,819,620) (d)	EUR 1,291,718	1,847,511
Health Care Equipment & Supplies - 0.0%
Human Touch LLC / Interactive Health Finance Corp. PIK
15.000%, 03/30/2014 (Acquired 06/18/2009 through 04/01/2013, Cost $247,862) (b)(c)	$256,997	25
Hotels, Restaurants & Leisure - 1.2%
Paris Las Vegas Holding LLC
11.000%, 10/01/2021	2,000,000	2,000,000
Household Products - 0.6%
Reynolds Group Issuer, Inc./Reynold's Group Issuer LLC
9.875%, 08/15/2019	900,000	976,500
Internet Software & Services - 0.9%
iPayment, Inc.
10.250%, 05/15/2018	2,000,000	1,420,000
Media - 0.5%
Clear Channel Communications, Inc.
10.750%, 08/01/2016	900,000	807,750
Metals & Mining - 0.0%
Aleris International, Inc.
10.000%, 12/15/2016 (Acquired 05/27/2010, Cost $6,850) (b)(c)(f)	1,000,000	100
Oil, Gas & Consumable Fuels - 0.9%
Xinergy Corp.
9.250%, 05/15/2019 (Acquired 03/09/2012 through 04/02/2013, Cost $1,473,650) (d)	2,000,000	1,460,000
Paper & Forest Products - 1.5%
Millar Western Forest Products Ltd.
8.500%, 04/01/2021	1,750,000	1,767,500
Verso Paper Holdings LLC/Verso Paper, Inc.
11.375%, 08/01/2016	1,800,000	801,000
Total Paper & Forest Products		2,568,500

Software - 0.5%
First Data Corp.
11.250%, 03/31/2016	900,000	900,000
TOTAL CORPORATE BONDS (Cost $12,591,318)		$11,980,386

BANK LOANS - 1.7%
Federal Mogul Corp. Term Loan B 1st Lien
1.938%, 12/29/2014 (e)	666,667	654,287
Federal Mogul Corp. Term Loan C 1st Lien
1.938%, 12/28/2015 (e)	333,333	327,143
Harrah's Las Vegas Properties Co.
3.000%, 02/13/2014 (e)	1,500,000	1,460,250
3.673%, 02/13/2014 (e)	133,333	115,833
3.673%, 02/13/2014 (e)	122,222	106,181

3.673%, 02/13/2014 (e)	122,222	106,181
3.673%, 02/13/2014 (e)	122,222	106,180
TOTAL BANK LOANS (Cost $2,717,044)		$2,876,055

ESCROW NOTES - 0.0%
Caraustar Escrow (a)(c)	1	1
General Motors Co. (a)(c)	6,000	0
General Motors Co. (a)(c)	1,200,000	0
General Motors Co. (a)(c)	500,000	0
Lone Star Note 3.000%, 12/31/2014 (Acquired 06/15/2009, Cost $10,000) (a) (b)(c)	10,000	100
Lear Corp. (a)(c)	1,000,000	100
Six Flags Entertainment Corp. (a)(c)	600,000	0
Smurfit-Stone Container Corp. (a)(c)	7,125	0
TOTAL ESCROW NOTES (Cost $0)		$201

RIGHTS - 0.0%	Shares
American Medical Alert Corp. (a)(c)	20,000	200
Clinical Data, Inc. (a)(c)	18,000	17,100
Gerber Scientific, Inc. (a)(c)	30,000	300
Omthera Pharmaceuticals (a)(c)	100	60
Trius Therapeutics, Inc. (a)(c)	70,000	9,100
TOTAL RIGHTS (Cost $0)		$26,760

WARRANTS - 0.0%
Huntingdon Capital Corp.
Expiration December 2016, Exercise Price: $9.00 (a)	11,900	36,969
Lear Corp.
Expiration November 2014, Exercise Price: $10.56 (a)	75	10,799
TOTAL WARRANTS (Cost $30)		$47,768

PURCHASED OPTIONS - 1.0%	Contracts
Call Options - 0.2%
Cablevision Systems Corp.
Expiration December 2013, Exercise Price: $20.00 (a)	256	10,240
CIT Group, Inc.
Expiration January 2014, Exercise Price: $55.00 (a)	10	685
Penn West Petroleum Ltd.
Expiration December 2013, Exercise Price: $12.00 (a)	2,131	117,205
Expiration December 2013, Exercise Price: $13.00 (a)	241	7,230
Time Warner Cable, Inc.
Expiration January 2014, Exercise Price: $120.00 (a)	335	167,165
Total Call Options		302,525

Put Options - 0.8%
iShares Russell 2000 ETF
Expiration November 2013, Exercise Price: $104.00 (a)	1,791	336,708
SPDR S&P 500 Trust ETF
Expiration October 2013, Exercise Price: $167.00 (a)	256	32,768
Expiration October 2013, Exercise Price: $168.00 (a)	511	86,870
Expiration October 2013, Exercise Price: $165.00 (a)	125	14,750
Expiration October 2013, Exercise Price: $167.00 (a)	1,515	259,065
Expiration October 2013, Exercise Price: $168.00 (a)	1,916	390,864
United States Oil Fund LP
Expiration December 2013, Exercise Price: $36.00 (a)	1,278	150,804
Total Put Options		1,271,829
TOTAL PURCHASED OPTIONS (Cost $1,787,509)		$1,574,354

MONEY MARKET FUNDS - 11.9%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
0.07% (e)(g)	19,782,838	19,782,838
TOTAL MONEY MARKET FUNDS (Cost $19,782,838)		$19,782,838

Total Investments (Cost $159,954,671) - 105.1%		174,426,290

Liabilities in Excess of Other Assets - (5.1)%		(8,448,767)
TOTAL NET ASSETS - 100.0%		$165,977,523

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
EUR	Euro

(a)	Non-income producing.
(b)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2013, the market value of these securities total $182,618 which represents 0.1% of total net assets.

(c)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At September 30, 2013, the market value of these securities total $27,086 which represents 0.0% of total net assets.

(d)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2013, the market value of these securities total $4,561,886 which represents 2.7% of total net assets.

(e)	Variable Rate Security. The rate shown represents the rate at September 30, 2013.
(f)	Default or other conditions exist and security is not presently accruing income.
(g)	The rate shown is the seven day yield as of September 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Event Driven
Securities Sold Short
September 30, 2013 (Unaudited)

COMMON STOCKS - 5.7%	Shares	Fair Value
Airlines - 0.2%
Delta Air Lines, Inc.	12,780	$301,480
Capital Markets - 0.4%
AGF Management Ltd.	18,543	229,526
Ashmore Group PLC	62,744	396,454
Total Capital Markets		625,980

Commercial Banks - 0.1%
M&T Bank Corp.	1,000	111,920
Commercial Services & Supplies - 0.0%
ARC Document Solutions, Inc.	10,000	45,900
Communications Equipment - 0.2%
Pace PLC	85,335	350,762
Containers & Packaging - 0.1%
MeadWestvaco Corp.	3,200	122,816
Electronic Equipment, Instruments & Components - 0.3%
TDK Corp.	14,000	548,349
Food & Staples Retailing - 0.0%
Spartan Stores, Inc.	2,400	52,944
Household Durables - 0.4%
Garmin Ltd.	15,800	714,002
Insurance - 0.5%
RenaissanceRe Holdings Ltd.	9,639	872,619
IT Services - 0.4%
Heartland Payment Systems, Inc.	13,500	536,220
Higher One Holdings, Inc.	19,419	148,944
Total IT Services		685,164

Machinery - 0.4%
CNH Industrial NV	27,624	354,279
Metso OYJ	9,385	368,706
Total Machinery		722,985

Media - 0.2%
Sinclair Broadcast Group, Inc.	5,618	188,315
Thomson Reuters Corp.	2,814	98,518
Total Media		286,833

Multi-Utilities - 0.2%
Just Energy Group, Inc.	42,791	272,579
Oil, Gas & Consumable Fuels - 2.1%
Chesapeake Energy Corp.	46,905	1,213,901
Encana Corp.	16,867	292,305
Lightstream Resources Ltd.	55,552	400,171
Southwestern Energy Co.	25,588	930,892

Twin Butte Energy Ltd.	124,811	258,092
Ultra Petroleum Corp.	14,165	291,374
Total Oil, Gas & Consumable Fuels		3,386,735

Pharmaceuticals - 0.2%
Perrigo Co.	3,054	376,802
TOTAL COMMON STOCKS (Proceeds $9,071,572)		$9,477,870

EXCHANGE TRADED FUNDS - 16.5%
iShares MSCI United Kingdom ETF	34,327	673,496
iShares Russell 2000 ETF	101,146	10,784,186
SPDR S&P 500 ETF Trust	80,988	13,614,083
United States Natural Gas Fund LP	59,813	1,093,382
United States Oil Fund LP	31,245	1,151,378
TOTAL EXCHANGE TRADED FUNDS (Proceeds $25,075,460)		$27,316,525

	Principal
CORPORATE BONDS - 0.9%	Amount
Metals & Mining - 0.3%
United States Steel Corp.
7.375%, 04/01/2020	$500,000	512,500
Multiline Retail - 0.6%
Sears Holdings Corp.
6.625%, 10/15/2018	1,000,000	942,500
TOTAL CORPORATE BONDS (Proceeds $1,477,500)		$1,455,000

FOREIGN GOVERNMENT NOTES/BONDS - 0.8%
France Government Bond OAT
3.500%, 04/25/2026	EUR 899,000	1,311,334
TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Proceeds $1,283,228)		$1,311,334

Total Securities Sold Short (Proceeds $36,907,760) - 23.9%		$39,560,729

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Event Driven
Options Written
September 30, 2013 (Unaudited)

	Contracts	Fair Value
Call Options
Bob Evans Farms, Inc.
Expiration: October 2013, Exercise Price: $60.00	52	$1,690
Expiration: December 2013, Exercise Price: $55.00	24	9,600
Hertz Global Holdings, Inc.
Expiration: October 2013, Exercise Price: $23.00	26	1,040
Expiration: October 2013, Exercise Price: $24.00	77	1,540
International Paper Co.
Expiration: October 2013, Exercise Price: $50.00	192	1,152
SPDR S&P 500 Trust ETF
Expiration: October 2013, Exercise Price: $177.00	256	1,536
Total Call Options		16,558

Put Options
Bob Evans Farms, Inc.
Expiration: December 2013, Exercise Price: $45.00	424	26,500
Cablevision Systems Corp.
Expiration: December 2013, Exercise Price: $15.00	256	17,920
CIT Group, Inc.
Expiration: January 2014, Exercise Price: $43.00	68	4,420
Encana Corp.
Expiration: October 2013, Exercise Price: $17.00	128	3,840
iShares Russell 2000 ETF
Expiration: October 2013, Exercise Price: $98.00	1,151	26,473
Expiration: October 2013, Exercise Price: $100.00	512	18,432
Expiration: November 2013, Exercise Price: $100.00	1,279	127,900
Expiration: November 2013, Exercise Price: $101.00	512	63,488
LIN Media LLC
Expiration: January 2014, Exercise Price: $12.50	28	560
Penn West Petroleum Ltd.
Expiration: December 2013, Exercise Price: $9.00	140	2,450
Expiration: December 2013, Exercise Price: $10.00	140	6,300
SPDR S&P 500 Trust ETF
Expiration: October 2013, Exercise Price: $164.00	319	20,735
Expiration: October 2013, Exercise Price: $165.00	511	41,902
Expiration: October 2013, Exercise Price: $160.00	491	26,023
Expiration: October 2013, Exercise Price: $162.00	1,515	104,535
Expiration: October 2013, Exercise Price: $164.00	768	77,568
Expiration: October 2013, Exercise Price: $166.00	128	18,176
Expiration: October 2013, Exercise Price: $167.00	256	18,688
Time Warner Cable, Inc.
Expiration: January 2014, Exercise Price: $97.50	51	13,898
Expiration: January 2014, Exercise Price: $100.00	239	84,845
United States Oil Fund LP
Expiration: December 2013, Exercise Price: $32.50	1,534	53,690

Expiration: December 2013, Exercise Price: $33.00	256	10,496
WR Grace & Co.
Expiration: December 2013, Exercise Price: $77.50	142	21,655
Total Put Options		790,494

Total Options Written (Premiums received $1,059,258)		$807,052

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Event Driven
Swap Contracts
September 30, 2013 (Unaudited)
							Maximum	Upfront
			(Pay)/			Moody's Rating	Potential	Premium	Unrealized
		Buy/Sell	Receive	Termination	Notional	of Reference	Future Payment	Paid	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Value	Entity	(Receipt)	(Received)	(Depreciation)

CREDIT DEFAULT SWAP BUY CONTRACTS

BNP Paribas S.A.	Markit CDX.NA.HY.19	Buy	(5.00%)	12/20/2017	$2,000,000	B-1	$(2,000,000)	(15,780)	(124,325)

BNP Paribas S.A.	Markit CDX.NA.HY.21	Buy	(5.00%)	12/20/2018	$2,000,000	B-1	$(2,000,000)	(88,720)	(1,334)

Total Credit Default Swap Buy Contracts									(125,659)

CREDIT DEFAULT SWAP SELL CONTRACTS

BNP Paribas S.A.	Markit CDX.NA.HY.19	Sell	5.00%	12/20/2017	$2,000,000	B-1	$2,000,000	132,402	7,703

Total Credit Default Swap Sell Contracts									7,703

Total Credit Default Swap Contracts									$(117,956)

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Event Driven
Forward Contracts
September 30, 2013 (Unaudited)
							Unrealized
	Currency		U.S. $ Value	Currency		U.S. $ Value	Appreciation
Settlement Date	to be Delivered		September 30, 2013	to be Received		September 30, 2013	(Depreciation)
11/29/2013	1,307,250	Canadian Dollars	$1,267,176	1,275,615	U.S. Dollars	$1,275,615	$8,439
4/30/2014	1,515,000	Euros	2,050,938	2,014,101	U.S. Dollars	2,014,101	(36,837)
11/29/2013	3,605,360	Norwegian Krones	598,218	618,002	U.S. Dollars	618,002	19,784
			$3,916,332			$3,907,718	$(8,614)

The accompanying notes are an integral part of these financial statements.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2013 (Unaudited):
	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Purchased Options	Investments	$1,574,354
Written Options			Written option contracts, at value	$807,052
Total Equity Contracts		$1,574,354		$807,052
Foreign Exchange Contracts:
Forward Contracts	Cumulative appreciation on forward contracts **	$28,223	Cumulative depreciation on forward contracts **	$36,837
Credit Contracts:
Swap Contracts	Swap payments paid/Net unrealized gain/loss on swap contracts ***	140,105	Swap payments received/Net unrealized gain/loss on swap contracts ***	230,159
Total Derivatives		$1,742,682		$1,074,048

** Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.
*** Value includes both the unrealized gain/loss on swaps and the upfront payments paid or received on the swaps.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2013 (Unaudited):

Description		Level 1	Level 2		Level 3	Total
Common Stocks		$135,486,334	$593,469	(1)	$-	$136,079,803
Convertible Bonds		-	2,058,125		-	2,058,125
Corporate Bonds		-	11,980,261		125	11,980,386
Bank Loans		-	2,876,055		-	2,876,055
Escrow Notes		-	-		201	201
Rights		-	-		26,760	26,760
Warrants		36,969	10,799		-	47,768
Purchased Options		1,574,354	-		-	1,574,354
Money Market Funds		19,782,838	-		-	19,782,838
Total Long Investments in Securities		$156,880,495	$17,518,709		$27,086	$174,426,290

Securities Sold Short:
Common Stocks		$9,477,870	$-		$-	$9,477,870
Exchange Traded Funds		27,316,525	-		-	27,316,525
Corporate Bonds		-	1,455,000		-	1,455,000
Foreign Government Notes/Bonds		-	1,311,334		-	1,311,334
Total Securities Sold Short		$36,794,395	$2,766,334		$-	$39,560,729

Written Options		$807,052	$-		$-	$807,052

Other Financial Instruments
Credit Default Swap Buy Contracts		$-	$(125,659)		$-	$(125,659)
Credit Default Swap Sell Contracts		-	7,703		-	7,703
Forward Contracts		-	(8,614)		-	(8,614)
Total Other Financial Instruments		$-	$(126,570)		$-	$(126,570)

(1) The Common Stocks Level 2 balance consists of the fair value of the associated Level 2 investments in the following industries:

	Professional Services	$563,301
	Software	30,168
		$593,469

There were no transfers into or out of Level 2 during the period.
There were no transfers into or out of Level 3 during the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at fair value
Balance as of December 31, 2012	$674,075
Accrued discounts/premiums	11,462
Realized gain (loss)	1,441,654
Change in unrealized appreciation	92,597
Purchases	17,931
Sales	(2,210,633)
Transfer out of Level 3	-
Balance as of September 30, 2013	$27,086

Change in unrealized appreciation/depreciation during the period for level 3 investments held at September 30, 2013	$(11,788)

Type of Security	Fair Value at 9/30/2013	Valuation Techniques	Unobservable Input	Range	Weighted Average	Impact to Valuation from an Increase in Input
Corporate Bonds	$ 125	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Escrow	201	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Rights	26,760	Expected Future Cash Flows	Likelihood of future cash flow to be received	N/A	N/A	Increase

When observable price quotations are not available for corporate bonds, fair value is determined based on cash flow models using yield curves, bond or single name credit default swap spreads, and recovery rates based on collateral values as key inputs.

The significant unobservable inputs used in the fair value measurement of the Trust's escrowed securities are the likelihood that cash flows or shares will not be received in the future. Significant increases in the probability of default for these securities would result in a lower fair value measurement.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Adviser and the fund's third party administrator, which report to the Valuation Committee. For third-party information, fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Trust. The Adviser develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Long/Short Equity
Schedule of Investments
September 30, 2013 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 75.8%
Air Freight & Logistics - 0.5%
Echo Global Logistics, Inc. (a)	43,190	$904,399
Forward Air Corp.	12,377	499,412
Total Air Freight & Logistics		1,403,811

Auto Components - 1.0%
The Goodyear Tire & Rubber Co. (a)	21,448	481,507
TRW Automotive Holdings Corp. (a)	31,686	2,259,529
Total Auto Components		2,741,036

Automobiles - 1.3%
Harley-Davidson, Inc.	23,329	1,498,655
Thor Industries, Inc.	6,304	365,884
Winnebago Industries, Inc. (a)	63,756	1,655,106
Total Automobiles		3,519,645

Biotechnology - 2.0%
Alkermes PLC (a)	150,300	5,053,086
Exact Sciences Corp. (a)	20,801	245,660
Total Biotechnology		5,298,746

Building Products - 0.9%
AO Smith Corp.	30,992	1,400,838
Lennox International, Inc.	12,884	969,650
Total Building Products		2,370,488

Capital Markets - 0.2%
BGC Partners, Inc.	88,465	499,827
Chemicals - 1.1%
CF Industries Holdings, Inc.	6,600	1,391,478
Huntsman Corp.	46,085	949,812
Taminco Corp. (a)	29,933	607,640
Total Chemicals		2,948,930

Commercial Banks - 2.0%
First BanCorp. (a)	39,381	223,684
Independent Bank Group, Inc.	53,240	1,916,640
OmniAmerican Bancorp, Inc. (a)	132,712	3,246,136
Total Commercial Banks		5,386,460

Commercial Services & Supplies - 1.0%
Clean Harbors, Inc. (a)	22,793	1,337,038
Command Security Corp. (a)	73,248	105,843
KAR Auction Services, Inc.	48,857	1,378,256
Total Commercial Services & Supplies		2,821,137

Communications Equipment - 1.5%

Aruba Networks, Inc. (a)	15,351	255,441
Brocade Communications Systems, Inc. (a)	86,080	692,944
Extreme Networks, Inc. (a)	21,850	114,057
Plantronics, Inc.	54,793	2,523,218
Polycom, Inc. (a)	45,180	493,365
Total Communications Equipment		4,079,025

Computers & Peripherals - 0.9%
Apple, Inc.	563	268,410
NCR Corp. (a)	52,400	2,075,564
Total Computers & Peripherals		2,343,974

Construction & Engineering - 1.7%
Foster Wheeler AG (a)	34,218	901,302
Great Lakes Dredge & Dock Corp.	70,985	526,709
MasTec, Inc. (a)	68,640	2,079,792
Quanta Services, Inc. (a)	43,888	1,207,359
Total Construction & Engineering		4,715,162

Construction Materials - 0.6%
Martin Marietta Materials, Inc.	11,188	1,098,326
Vulcan Materials Co.	10,686	553,642
Total Construction Materials		1,651,968

Consumer Finance - 0.2%
Regional Management Corp. (a)	19,230	611,514
Diversified Consumer Services - 0.2%
Bridgepoint Education, Inc. (a)	31,330	565,193
Diversified Financial Services - 1.2%
Citigroup, Inc.	35,102	1,702,798
Moody's Corp.	21,415	1,506,117
Total Diversified Financial Services		3,208,915

Diversified Telecommunication Services - 0.1%
ORBCOMM, Inc. (a)	52,056	274,335
Electric Utilities - 0.5%
ITC Holdings Corp.	13,190	1,238,013
Electrical Equipment - 0.4%
Helix Wind Corp. (a)(b)	301,628	30
II-VI, Inc. (a)	55,469	1,043,927
Total Electrical Equipment		1,043,957

Electronic Equipment, Instruments & Components - 3.9%
Arrow Electronics, Inc. (a)	26,778	1,299,536
Corning, Inc.	234,863	3,426,651
Electro Rent Corp.	26,595	482,433
National Instruments Corp.	39,890	1,233,798
Newport Corp. (a)	123,030	1,922,959
OSI Systems, Inc. (a)	15,070	1,122,263
Rogers Corp. (a)	17,964	1,068,499
Total Electronic Equipment, Instruments & Components		10,556,139

Energy Equipment & Services - 0.2%
Willbros Group, Inc. (a)	45,097	413,991
Food & Staples Retailing - 0.4%

Safeway, Inc.	32,504	1,039,803
Food Products - 0.3%
Pinnacle Foods, Inc.	27,562	729,566
Health Care Equipment & Supplies - 12.1%
ABIOMED, Inc. (a)	91,330	1,741,663
Alere, Inc. (a)	47,790	1,460,940
Align Technology, Inc. (a)	29,860	1,436,863
AtriCure, Inc. (a)	211,001	2,316,791
CareFusion Corp. (a)	52,700	1,944,630
CONMED Corp.	18,100	615,219
Covidien PLC	38,500	2,346,190
Cynosure, Inc. (a)	39,280	895,977
DexCom, Inc. (a)	76,424	2,157,450
Edwards Lifesciences Corp. (a)	26,200	1,824,306
Greatbatch, Inc. (a)	96,068	3,269,194
MGC Diagnostics Corp.	18,100	198,195
Natus Medical, Inc. (a)	138,500	1,963,930
NxStage Medical, Inc. (a)	5,800	76,328
RTI Surgical, Inc. (a)	543,536	2,032,825
Solta Medical, Inc. (a)	313,666	652,425
Spectranetics Corp. (a)	171,240	2,873,407
Varian Medical Systems, Inc. (a)	29,300	2,189,589
Volcano Corp. (a)	127,600	3,052,192
Total Health Care Equipment & Supplies		33,048,114

Health Care Providers & Services - 2.7%
Chemed Corp.	8,600	614,900
Gentiva Health Services, Inc. (a)	36,800	443,072
Laboratory Corp. of America Holdings (a)	9,400	931,916
Quest Diagnostics, Inc.	87,900	5,431,341
Total Health Care Providers & Services		7,421,229

Health Care Technology - 1.9%
HealthStream, Inc. (a)	17,900	678,052
MedAssets, Inc. (a)	107,679	2,737,200
Vocera Communications, Inc. (a)	100,304	1,865,655
Total Health Care Technology		5,280,907

Hotels, Restaurants & Leisure - 2.0%
Asia Entertainment & Resources Ltd.	469,837	1,832,364
Chipotle Mexican Grill, Inc. (a)	1,400	600,180
Melco Crown Entertainment Ltd. - ADR (a)	2,364	75,246
Scientific Games Corp. (a)	158,130	2,556,962
Whistler Blackcomb Holdings, Inc. (a)	32,567	433,468
Total Hotels, Restaurants & Leisure		5,498,220

Household Durables - 0.5%
La-Z-Boy, Inc.	29,349	666,516
Mohawk Industries, Inc. (a)	5,363	698,531
Total Household Durables		1,365,047

Insurance - 0.5%
Ambac Financial Group, Inc. (a)	12,386	224,682
American International Group, Inc.	21,582	1,049,533
Total Insurance		1,274,215

Internet & Catalog Retail - 0.6%
Shutterfly, Inc. (a)	29,390	1,642,313
Internet Software & Services - 2.0%
Brightcove, Inc. (a)	90,660	1,019,925
Envestnet, Inc. (a)	25,570	792,670
Responsys, Inc. (a)	65,840	1,086,360
VeriSign, Inc. (a)	52,256	2,659,308
Total Internet Software & Services		5,558,263

IT Services - 2.9%
Cardtronics, Inc. (a)	44,180	1,639,078
Computer Sciences Corp.	30,359	1,570,775
Global Cash Access Holdings, Inc. (a)	120,606	941,933
The Hackett Group, Inc.	10,230	72,940
Leidos Holdings, Inc.	41,653	1,896,022
Science Applications International Corp. (a)	23,801	803,298
ServiceSource International, Inc. (a)	78,032	942,626
Total IT Services		7,866,672

Leisure Equipment & Products - 0.7%
Arctic Cat, Inc.	9,772	557,493
Brunswick Corp.	35,174	1,403,794
Total Leisure Equipment & Products		1,961,287

Life Sciences Tools & Services - 0.4%
Bruker Corp. (a)	41,000	846,650
Fluidigm Corp. (a)	10,298	225,938
Total Life Sciences Tools & Services		1,072,588

Machinery - 1.2%
ESCO Technologies, Inc.	28,570	949,381
Graco, Inc.	19,220	1,423,433
Greenbrier Cos., Inc. (a)	39,360	973,373
Total Machinery		3,346,187

Media - 0.9%
National CineMedia, Inc.	126,910	2,393,523
Oil, Gas & Consumable Fuels - 1.0%
Chesapeake Energy Corp.	31,035	803,186
Hess Corp.	5,283	408,587
Murphy Oil Corp.	2,902	175,049
World Fuel Services Corp.	37,910	1,414,422
Total Oil, Gas & Consumable Fuels		2,801,244

Paper & Forest Products - 0.2%
Domtar Corp.	6,001	476,600
Shanghai Songrui Forestry Products, Inc. (a)(b)(c)	660,000	0
Total Paper & Forest Products		476,600

Pharmaceuticals - 4.3%
Auxilium Pharmaceuticals, Inc. (a)	122,700	2,236,821
Endocyte, Inc. (a)	12,701	169,304
Horizon Pharma, Inc. (a)	800	2,704
Pacira Pharmaceuticals, Inc. (a)	87,600	4,212,684

Perrigo Co.	15,500	1,912,390
ViroPharma, Inc. (a)	82,000	3,222,600
Total Pharmaceuticals		11,756,503

Professional Services - 0.7%
Huron Consulting Group, Inc. (a)	23,116	1,216,133
Korn/Ferry International (a)	29,351	628,111
Total Professional Services		1,844,244

Real Estate Investment Trusts (REITs) - 7.8%
American Realty Capital Properties, Inc.	161,087	1,965,261
Arbor Realty Trust, Inc.	91,419	619,821
Campus Crest Communities, Inc.	86,738	936,770
Cousins Properties, Inc.	197,605	2,033,355
DCT Industrial Trust, Inc.	303,021	2,178,721
DuPont Fabros Technology, Inc.	56,046	1,444,305
Education Realty Trust, Inc.	199,286	1,813,503
FelCor Lodging Trust, Inc. (a)	367,826	2,265,808
The Geo Group, Inc.	7,543	250,805
Glimcher Realty Trust	137,392	1,339,572
Newcastle Investment Corp.	193,804	1,089,179
NorthStar Realty Finance Corp.	238,474	2,213,039
Sabra Health Care REIT, Inc.	40,857	940,120
Summit Hotel Properties, Inc.	240,158	2,207,052
Total Real Estate Investment Trusts (REITS)		$21,297,311

Real Estate Management & Development - 1.6%
Forestar Group, Inc. (a)	82,282	1,771,531
The Howard Hughes Corp. (a)	23,562	2,647,662
Total Real Estate Management & Development		4,419,193

Road & Rail - 0.5%
Ryder System, Inc.	11,573	690,908
Werner Enterprises, Inc.	28,375	661,989
Total Road & Rail		1,352,897

Semiconductors & Semiconductor Equipment - 1.8%
Applied Micro Circuits Corp. (a)	78,662	1,014,740
EZchip Semiconductor Ltd. (a)	294	7,244
International Rectifier Corp. (a)	92,970	2,302,867
NVIDIA Corp.	39,830	619,755
Skyworks Solutions, Inc. (a)	39,672	985,452
Total Semiconductors & Semiconductor Equipment		4,930,058

Software - 3.9%
CA, Inc.	1,592	47,235
Comverse, Inc. (a)	64,131	2,048,985
Informatica Corp. (a)	59,030	2,300,399
MICROS Systems, Inc. (a)	1,775	88,643
Microsoft Corp.	35,263	1,174,611
Monotype Imaging Holdings, Inc.	68,138	1,952,835
Redknee Solutions, Inc. (a)	200,378	1,017,404
Rovi Corp. (a)	95,980	1,839,937
Take-Two Interactive Software, Inc. (a)	11,370	206,479
Total Software		10,676,528

Specialty Retail - 1.4%
Asbury Automotive Group, Inc. (a)	17,804	947,173
Chico's FAS, Inc.	95,560	1,592,029
Conn's, Inc. (a)	12,666	633,807
Francesca's Holdings Corp. (a)	28,810	537,018
Total Specialty Retail		3,710,027

Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc.	31,084	1,936,844
Thrifts & Mortgage Finance - 0.4%
Provident New York Bancorp	100,687	1,096,481
Trading Companies & Distributors - 0.6%
United Rentals, Inc. (a)	11,780	686,656
Watsco, Inc.	10,126	954,578
Total Trading Companies & Distributors		1,641,234

Transportation Infrastructure - 0.4%
Wesco Aircraft Holdings, Inc. (a)	55,280	1,157,010
TOTAL COMMON STOCKS (Cost $176,237,696)		$206,286,374

PURCHASED OPTIONS - 0.3%	Contracts
Call Options - 0.1%
Allergan, Inc.
Expiration January 2014, Exercise Price: $105.00	293	25,637
Teva Pharmaceutical Industries Ltd.
Expiration January 2014, Exercise Price: $37.50	651	110,670
Total Call Options		136,307

Put Options - 0.2%
Health Care Select Sector SPDR Fund
Expiration October 2013, Exercise Price: $52.00	468	71,136
SPDR S&P 500 ETF Trust
Expiration November 2013, Exercise Price: $169.00	1,407	520,590
Total Put Options		591,726

TOTAL PURCHASED OPTIONS (Cost $794,469)		$728,033

MONEY MARKET FUNDS - 17.4%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
0.07% (d)	47,368,645	47,368,645
TOTAL MONEY MARKET FUNDS (COST $47,368,645)		$47,368,645
Total Investments (Cost $224,400,810) - 93.5%		$254,383,052

Other Assets in Excess of Liabilities - 6.5%		17,735,701
TOTAL NET ASSETS - 100.0%		$272,118,753

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt

(a)	Non-income producing.
(b)	Variable Rate Security. The rate shown represents the rate at September 30, 2013.

(c)	Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of the investments). At September 30, 2013, the fair value of these securities total $0 which represent 0.0% of total net assets.
(d)	The rate shown is the seven day yield as of September 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

Underlying Funds Trust
Long/Short Equity
Securities Sold Short
September 30, 2013 (Unaudited)

COMMON STOCKS - 32.7%	Shares	Fair Value
Auto Components - 0.2%
BorgWarner, Inc.	5,500	$557,645
Automobiles - 0.5%
Tesla Motors, Inc.	7,020	1,357,808
Biotechnology - 0.9%
Aegerion Pharmaceuticals, Inc.	3,300	282,843
Cepheid, Inc.	32,800	1,280,512
Seattle Genetics, Inc.	19,400	850,302
Total Biotechnology		2,413,657

Building Products - 0.2%
Quanex Building Products Corp.	27,993	527,108
Chemicals - 0.7%
Monsanto Co.	4,300	448,791
Sigma-Aldrich Corp.	16,300	1,390,390
Total Chemicals		1,839,181

Commercial Banks - 1.5%
Bank of the Ozarks, Inc.	43,606	2,092,652
Cullen/Frost Bankers, Inc.	29,039	2,048,701
Total Commercial Banks		4,141,353

Commercial Services & Supplies - 0.3%
Healthcare Services Group, Inc.	32,950	848,792
Communications Equipment - 0.4%
DragonWave, Inc.	119,770	237,145
Ubiquiti Networks, Inc.	6,080	204,227
ViaSat, Inc.	9,161	584,014
Total Communications Equipment		1,025,386

Computers & Peripherals - 0.6%
Cray, Inc.	20,180	485,732
Lexmark International, Inc.	24,140	796,620
Seagate Technology PLC	9,720	425,153
Total Computers & Peripherals		1,707,505

Construction Materials - 0.4%
Headwaters, Inc.	118,454	1,064,901
Distributors - 0.6%
LKQ Corp.	54,913	1,749,528
Diversified Consumer Services - 0.3%
Capella Education Co.	13,894	785,845
Electrical Equipment - 0.3%
Enphase Energy, Inc.	64,920	528,449
SolarCity Corp.	10,510	363,646
Total Electrical Equipment		892,095

Electronic Equipment, Instruments & Components - 0.7%
FARO Technologies, Inc.	12,831	541,083
IPG Photonics Corp.	19,525	1,099,453
National Instruments Corp.	12,836	397,017
Total Electronic Equipment, Instruments & Components		2,037,553

Food Products - 0.3%
Boulder Brands, Inc.	37,600	603,104
Green Mountain Coffee Roasters, Inc.	3,350	252,355
Total Food Products		855,459

Health Care Equipment & Supplies - 2.9%
Abaxis, Inc.	31,730	1,335,833
Boston Scientific Corp.	58,600	687,964
DENTSPLY International, Inc.	12,650	549,137
Elekta AB	69,900	1,124,630
GenMark Diagnostics, Inc.	70,300	854,145
Haemonetics Corp.	9,400	374,872
Medtronic, Inc.	23,400	1,246,050
Mindray Medical International Ltd. - ADR	6,870	267,174
ResMed, Inc.	10,500	554,610
TearLab Corp.	18,100	200,186
West Pharmaceutical Services, Inc.	18,000	740,700
Total Health Care Equipment & Supplies		7,935,301

Health Care Providers & Services - 0.7%
Henry Schein, Inc.	10,600	1,099,220
UnitedHealth Group, Inc.	9,400	673,134
Total Health Care Providers & Services		1,772,354

Hotels, Restaurants & Leisure - 1.5%
Buffalo Wild Wings, Inc.	8,733	971,284
Life Time Fitness, Inc.	1,918	98,720
McDonald's Corp.	3,000	288,630
Noodles & Co.	11,804	503,677
Orient-Express Hotels Ltd.	49,310	640,044
SHFL Entertainment, Inc.	26,716	614,468
Starwood Hotels & Resorts Worldwide, Inc.	15,941	1,059,279
Total Hotels, Restaurants & Leisure		4,176,102

Household Durables - 1.6%
Beazer Homes USA, Inc.	28,894	520,092
Ethan Allen Interiors, Inc.	48,831	1,360,920
Hovnanian Enterprises, Inc.	89,371	467,410
KB Home	61,532	1,108,807
La-Z-Boy, Inc.	32,167	730,513
Newell Rubbermaid, Inc.	4,845	133,237
Total Household Durables		4,320,979

Industrial Conglomerates - 0.4%
Danaher Corp.	16,400	1,136,848

Insurance - 0.4%
Protective Life Corp.	24,430	1,039,496
Internet & Catalog Retail - 0.3%
Vipshop Holdings Ltd. - ADR	12,330	700,344
Internet Software & Services - 0.8%
VistaPrint NV	19,510	1,102,705
Web.com Group, Inc.	33,060	1,069,161
Total Internet Software & Services		2,171,866

IT Services - 0.2%
ExlService Holdings, Inc.	14,399	410,084
Leisure Equipment & Products - 0.1%
Brunswick Corp.	6,960	277,774
Life Sciences Tools & Services - 0.7%
Mettler-Toledo International, Inc.	5,400	1,296,486
Waters Corp.	5,400	573,534
Total Life Sciences Tools & Services		1,870,020

Machinery - 1.5%
American Railcar Industries, Inc.	17,985	705,552
CIRCOR International, Inc.	8,579	533,442
Crane Co.	3,561	219,607
The ExOne Co.	5,000	213,000
IDEX Corp.	12,462	813,145
Meritor, Inc.	44,150	347,019
Tennant Co.	18,580	1,151,960
Total Machinery		3,983,725

Media - 0.1%
Time Warner Cable, Inc.	2,340	261,144
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc.	45,470	105,036
Personal Products - 0.2%
USANA Health Sciences, Inc.	7,090	615,341
Pharmaceuticals - 0.9%
Endo Health Solutions, Inc.	10,600	481,664
Questcor Pharmaceuticals, Inc.	16,510	957,580
Valeant Pharmaceuticals International, Inc.	8,800	918,104
Total Pharmaceuticals		2,357,348

Professional Services - 0.1%
Mistras Group, Inc.	16,390	278,630

Real Estate Investment Trusts (REITs) - 6.0%
American Capital Agency Corp.	40,770	920,179
Capstead Mortgage Corp.	28,030	329,913
Chambers Street Properties	130,627	1,146,905
Cole Real Estate Investment, Inc.	169,455	2,077,518
CoreSite Realty Corp.	12,620	428,323
Digital Realty Trust, Inc.	28,817	1,530,183
Hersha Hospitality Trust	141,661	791,885

LaSalle Hotel Properties	79,145	2,257,215
Pebblebrook Hotel Trust	39,591	1,136,658
Piedmont Office Realty Trust, Inc.	51,085	886,835
Redwood Trust, Inc.	130,591	2,571,337
Ventas, Inc.	13,160	809,340
WP Carey, Inc.	20,282	1,312,245
Total Real Estate Investment Trusts (REITs)		16,198,536

Real Estate Management & Development - 0.9%
Altisource Residential Corp.	15,845	364,118
Brookfield Office Properties, Inc.	115,921	2,210,614
Total Real Estate Management & Development		2,574,732

Semiconductors & Semiconductor Equipment - 2.0%
Cabot Microelectronics Corp.	7,670	295,448
First Solar, Inc.	16,040	644,969
Freescale Semiconductor Ltd.	60,743	1,011,371
Intel Corp.	38,342	878,799
Lattice Semiconductor Corp.	110,444	492,580
NVE Corp.	10,350	528,264
Teradyne, Inc.	71,137	1,175,183
Ultratech, Inc.	14,826	449,228
Total Semiconductors & Semiconductor Equipment		5,475,842

Software - 0.7%
Bottomline Technologies, Inc.	11,303	315,127
Netscout Systems, Inc.	18,524	473,659
Open Text Corp.	16,700	1,246,655
Total Software		2,035,441

Specialty Retail - 0.7%
Cabela's, Inc.	8,649	545,147
DSW, Inc.	7,373	629,064
Select Comfort Corp.	33,549	816,918
Total Specialty Retail		1,991,129

Textiles, Apparel & Luxury Goods - 0.8%
Carter's, Inc.	14,010	1,063,219
Columbia Sportswear Co.	10,684	643,497
Lululemon Athletica, Inc.	7,561	552,634
Total Textiles, Apparel & Luxury Goods		2,259,350

Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	37,260	519,032
Trading Companies & Distributors - 1.1%
MSC Industrial Direct Co., Inc.	17,816	1,449,332
TAL International Group, Inc.	6,560	306,549
WESCO International, Inc.	8,600	658,158
WW Grainger, Inc.	2,157	564,508
Total Trading Companies & Distributors		2,978,547

TOTAL COMMON STOCKS (Proceeds $84,451,516)		$89,248,817

	EXCHANGE TRADED FUNDS - 3.1%
	Consumer Staples Select Sector SPDR Fund	10,000	398,000
	iShares Russell 2000 ETF	35,100	3,742,362
	Market Vectors Semiconductor ETF	9,584	382,497
	SPDR S&P 500 Trust ETF	15,426	2,593,111
	Technology Select Sector SPDR Fund	40,005	1,281,360
	TOTAL EXCHANGE TRADED FUNDS (PROCEEDS $8,227,400)		$8,397,330

	Total Securities Sold Short (Proceeds $92,678,916) - 35.8%		$97,646,147

	Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
	Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
	Services, LLC.

Underlying Funds Trust
Long/Short Equity
Options Written
September 30, 2013 (Unaudited)

	Contracts	Fair Value
PUT OPTIONS
Allergan, Inc.
Expiration: January 2014, Exercise Price: $82.50	293	$53,619
Total Put Options		53,619

Total Options Written (Premiums received $61,225)		$53,619

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2013 (Unaudited):

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Purchased Options	Investments	$728,033
Written Options			Written option contracts, at value	$53,619
Total		$728,033		$53,619

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2013 (Unaudited):

Description	Level 1	Level 2	Level 3		Total
Common Stocks	$206,286,374	$-	$-	(1)	$206,286,374
Purchased Options	728,033	-	-		728,033
Money Market Funds	47,368,645	-	-		47,368,645
Total Long Investments in Securities	$254,383,052	$-	$-		$254,383,052

Securities Sold Short:
Common Stocks	$89,248,817	$-	$-		$89,248,817
Exchange Traded Funds	8,397,330	-	-		8,397,330
Total Securities Sold Short	$97,646,147	$-	$-		$97,646,147

Written Options	$53,619	$-	$-		$53,619

(1) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

Paper & Forest Products	$-
$-

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

Underlying Funds Trust
Market Neutral
Schedule of Investments
September 30, 2013 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 28.6%
Beverages - 2.1%
Dr. Pepper Snapple Group, Inc.	41,170	$1,845,239
Communications Equipment - 1.0%
Infinera Corp. (a)	11,739	132,768
QUALCOMM, Inc.	7,021	472,934
Ubiquiti Networks, Inc.	7,813	262,439
Total Communications Equipment		868,141

Energy Equipment & Services - 2.4%
Weatherford International Ltd. (a)	136,215	2,088,176
Household Durables - 4.5%
Helen of Troy Ltd. (a)	46,690	2,063,698
MDC Holdings, Inc.	65,000	1,950,650
Total Household Durables		4,014,348

Insurance - 0.3%
MetLife, Inc.	10,230	293,192
Internet Software & Services - 1.9%
Equinix, Inc. (a)	2,613	479,877
Google, Inc. (a)	639	559,707
Responsys, Inc. (a)	8,582	141,603
Yahoo!, Inc. (a)	16,038	531,820
Total Internet Software & Services		1,713,007

IT Services - 0.4%
EPAM Systems, Inc. (a)	4,402	151,869
ServiceSource International, Inc. (a)	18,000	217,440
Total IT Services		369,309

Machinery - 2.5%
Kaydon Corp.	62,690	2,226,749
Media - 0.9%
Scripps Networks Interactive, Inc.	5,045	394,065
Sirius XM Radio, Inc.	115,428	446,706
Total Media		840,771

Metals & Mining - 2.0%
Coeur Mining, Inc. (a)	143,365	1,727,548
Professional Services - 0.5%
WageWorks, Inc. (a)	8,237	415,557
Semiconductors & Semiconductor Equipment - 3.7%
Applied Micro Circuits Corp. (a)	11,747	151,536
Exar Corp. (a)	21,961	294,497
Integrated Device Technology, Inc. (a)	38,833	365,807
Micron Technology, Inc. (a)	10,233	178,770
NVIDIA Corp.	131,492	2,046,016
PLX Technology, Inc. (a)	33,435	201,279

Total Semiconductors & Semiconductor Equipment		3,237,905

Software - 4.3%
CA, Inc.	66,875	1,984,181
Compuware Corp.	13,600	152,320
Ellie Mae, Inc. (a)	7,149	228,840
Fortinet, Inc. (a)	7,938	160,824
Infoblox, Inc. (a)	9,718	406,407
Qlik Technologies, Inc. (a)	4,080	139,699
Qualys, Inc. (a)	14,538	310,968
Splunk, Inc. (a)	6,584	395,303
Total Software		3,778,542

Specialty Retail - 2.1%
Stage Stores, Inc.	98,965	1,900,128
TOTAL COMMON STOCKS (Cost $22,334,422)		$25,318,612

CONVERTIBLE PREFERRED STOCKS - 1.8%
Automobiles - 0.9%
General Motors Co.	14,962	750,344
Real Estate Investment Trusts (REITs) - 0.9%
Weyerhaeuser Co.	15,610	827,018
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,453,964)		$1,577,362

	Principal
	Amount
CONVERTIBLE BONDS - 43.7%
Aerospace & Defense - 0.8%
L-3 Communications Holdings, Inc.
3.000%, 08/01/2035	$635,000	691,356
Air Freight & Logistics - 0.7%
AirTran Holdings, Inc.
5.250%, 11/01/2016	405,000	601,678
Airlines - 0.5%
Hawaiian Holdings, Inc.
5.000%, 03/15/2016	390,000	455,325
Automobiles - 1.6%
Ford Motor Co.
4.250%, 11/15/2016	240,000	474,150
Tesla Motors, Inc.
1.500%, 06/01/2018	550,000	926,750
Total Automobiles		1,400,900

Biotechnology - 2.3%
Gilead Sciences, Inc.
1.625%, 05/01/2016	340,000	941,375
Medivation, Inc.
2.625%, 04/01/2017	640,000	900,400
Merrimack Pharmaceuticals, Inc.
4.500%, 07/15/2020	240,000	217,200
Total Biotechnology		2,058,975

Capital Markets - 0.9%
Walter Investment Management Corp.
4.500%, 11/01/2019	730,000	764,675

Commercial Services & Supplies - 0.4%
Covanta Holding Corp.
3.250%, 06/01/2014	260,000	357,987
Communications Equipment - 2.7%
Ciena Corp.
4.000%, 12/15/2020	760,000	1,147,600
Ixia
3.000%, 12/15/2015	630,000	718,200
JDS Uniphase Corp.
0.625%, 08/15/2033 (Acquired 09/27/2013, Cost $536,127) (b)(c)	500,000	535,000
Total Communications Equipment		2,400,800

Computers & Peripherals - 0.4%
SanDisk Corp.
1.500%, 08/15/2017	250,000	330,625
Consumer Finance - 0.4%
Portfolio Recovery Associates, Inc.
3.000%, 08/01/2020 (Acquired 08/08/2013 through 08/09/2013, Cost $360,375) (b)(c)	340,000	395,038
Diversified Financial Services - 0.6%
NorthStar Realty Finance LP
7.500%, 03/15/2031 (Acquired 11/16/2012, Cost $184,007) (b)(c)	170,000	270,725
PHH Corp.
4.000%, 09/01/2014	251,000	272,806
Total Diversified Financial Services		543,531

Energy Equipment & Services - 1.7%
Bristow Group, Inc.
3.000%, 06/15/2038	480,000	588,600
Hornbeck Offshore Services, Inc.
1.500%, 09/01/2019	680,000	878,900
Total Energy Equipment & Services		1,467,500

Health Care Equipment & Supplies - 2.3%
Accuray, Inc.
3.500%, 02/01/2018 (Acquired 05/23/2013, Cost $255,732) (b)	215,000	322,634
HeartWare International, Inc.
3.500%, 12/15/2017	565,000	626,444
Hologic, Inc.
2.000%, 12/15/2037	650,000	731,250
Wright Medical Group, Inc.
2.000%, 08/15/2017	275,000	336,016
Total Health Care Equipment & Supplies		2,016,344

Health Care Providers & Services - 2.8%
Brookdale Senior Living, Inc.
2.750%, 06/15/2018	365,000	428,191
Healthways, Inc.
1.500%, 07/01/2018 (Acquired 07/02/2013 through 09/13/2013, Cost $636,360) (b)(c)	595,000	659,334
Molina Healthcare, Inc.
1.125%, 01/15/2020 (Acquired 02/12/2013 through 08/14/2013, Cost $712,955) (b)(c)	685,000	739,372
WellPoint, Inc.
2.750%, 10/15/2042 (Acquired 01/23/2013 through 09/19/2013, Cost $624,630) (b)(c)	520,000	662,025
Total Health Care Providers & Services		2,488,922

Health Care Technology - 1.8%
Allscripts Healthcare Solutions, Inc.
1.250%, 07/01/2020 (Acquired 06/13/2013 through 09/18/2013, Cost $767,620) (b)(c)	735,000	801,150
Medidata Solutions, Inc.
1.000%, 08/01/2018 (Acquired 08/29/2013 through 09/18/2013, Cost $797,067) (b)(c)	750,000	833,906
Total Health Care Technology		1,635,056

Hotels, Restaurants & Leisure - 0.6%
MGM Resorts International
4.250%, 04/15/2015	417,000	530,893
Household Durables - 0.7%
Jarden Corp.
1.875%, 09/15/2018 (Acquired 11/16/2012, Cost $516,287) (b)(c)	510,000	612,000
Internet & Catalog Retail - 0.8%
priceline.com, Inc.
1.000%, 03/15/2018	580,000	745,300
Internet Software & Services - 1.2%
Dealertrack Technologies, Inc.
1.500%, 03/15/2017	679,000	873,788
WebMD Health Corp.
2.500%, 01/31/2018	215,000	202,503
Total Internet Software & Services		1,076,291

IT Services - 1.3%
CSG Systems International, Inc.
3.000%, 03/01/2017 (Acquired 02/08/2013 through 08/29/2013, Cost $1,062,758) (b)(c)	930,000	1,127,044
Machinery - 0.8%
Navistar International Corp.
3.000%, 10/15/2014	725,000	734,516
Media - 0.2%
Live Nation Entertainment, Inc.
2.875%, 07/15/2027	150,000	153,094
Metals & Mining - 2.1%
Kaiser Aluminum Corp.
4.500%, 04/01/2015	560,000	836,850
RTI International Metals, Inc.
1.625%, 10/15/2019	980,000	1,014,300
Total Metals & Mining		1,851,150

Oil, Gas & Consumable Fuels - 2.0%
Cobalt International Energy, Inc.
2.625%, 12/01/2019	1,055,000	1,115,663
InterOil Corp.
2.750%, 11/15/2015	100,000	97,312
PDC Energy, Inc.
3.250%, 05/15/2016 (Acquired 11/16/2012 through 02/01/2013, Cost $354,860) (b)(c)	345,000	526,987
Total Oil, Gas & Consumable Fuels		1,739,962

Pharmaceuticals - 2.6%
The Medicines Co.
1.375%, 06/01/2017 (Acquired 11/16/2012 through 12/20/2012, Cost $559,218) (b)(c)	545,000	728,597
Salix Pharmaceuticals Ltd.
2.750%, 05/15/2015	430,000	657,094
ViroPharma, Inc.
2.000%, 03/15/2017	425,000	910,828

Total Pharmaceuticals		2,296,519

Real Estate Investment Trusts (REITs) - 0.4%
iStar Financial, Inc.
3.000%, 11/15/2016	255,000	317,953
Real Estate Management & Development - 0.7%
Forestar Group, Inc.
3.750%, 03/01/2020	545,000	631,178
Road & Rail - 0.4%
Avis Budget Group, Inc.
3.500%, 10/01/2014	210,000	382,069
Semiconductors & Semiconductor Equipment - 2.4%
Intel Corp.
3.250%, 08/01/2039 (Acquired 01/04/2013 through 05/09/2013, Cost $778,065) (b)	645,000	798,591
Linear Technology Corp.
3.000%, 05/01/2027	625,000	665,234
Sunpower Corp.
0.750%, 06/01/2018 (Acquired 09/09/2013 through 09/24/2013, Cost $651,494) (b)(c)	585,000	689,721
Total Semiconductors & Semiconductor Equipment		2,153,546

Software - 4.1%
Bottomline Technologies, Inc.
1.500%, 12/01/2017	750,000	862,969
Electronic Arts, Inc.
0.750%, 07/15/2016	575,000	624,234
Salesforce.com, Inc.
0.250%, 04/01/2018 (Acquired 06/05/2013 through 09/27/2013, Cost $910,754) (b)(c)	920,000	987,850
Take-Two Interactive Software, Inc.
1.000%, 07/01/2018	335,000	369,338
Workday, Inc.
0.750%, 07/15/2018 (Acquired 06/12/2013 through 09/13/2013, Cost $695,359) (b)(c)	645,000	757,472
Total Software		3,601,863

Specialty Retail - 0.8%
Group 1 Automotive, Inc.
2.250%, 06/15/2036 (c)	505,000	667,231
Thrifts & Mortgage Finance - 1.1%
Radian Group, Inc.
2.250%, 03/01/2019	675,000	984,656
Trading Companies & Distributors - 1.6%
Air Lease Corp.
3.875%, 12/01/2018	585,000	748,800
Titan Machinery, Inc.
3.750%, 05/01/2019	800,000	711,000
Total Trading Companies & Distributors		1,459,800

TOTAL CONVERTIBLE BONDS (Cost $35,377,297)		$38,673,777

CORPORATE BONDS - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Goodrich Petroleum Corp.
5.000%, 10/01/2032 (Acquired 08/27/2013 through 09/25/2013, Cost $453,180) (b)	415,000	459,612
TOTAL CORPORATE BONDS (Cost $453,180)		$459,612

MONEY MARKET FUNDS - 24.9%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
0.07% (d)	22,054,741	22,054,741
TOTAL MONEY MARKET FUNDS (COST $22,054,741)		$22,054,741

Total Investments (Cost $81,673,604) - 99.6%		$88,084,104

Other Assets in Excess of Liabilities - 0.4%		379,915
TOTAL NET ASSETS - 100.0%		$88,464,019
Percentages are stated as a percent of net assets.

(a)	Non-income producing.
(b)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2013, the fair value of these securities total $11,907,058 which represents 13.5% of total net assets.

(c)	Variable Rate Security. The rate shown represents the rate at September 30, 2013.
(d)	The rate shown is the seven day yield as of September 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

Underlying Funds Trust
Market Neutral
Securities Sold Short
September 30, 2013 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 42.2%
Aerospace & Defense - 0.3%
L-3 Communications Holdings, Inc.	2,450	$231,525

Airlines - 0.5%
Hawaiian Holdings, Inc.	24,735	184,028
Southwest Airlines Co.	16,056	233,775
Total Airlines		417,803

Automobiles - 1.5%
Ford Motor Co.	26,790	451,947
General Motors Co.	4,955	178,232
Tesla Motors, Inc.	3,750	725,325
Total Automobiles		1,355,504

Biotechnology - 1.6%
Gilead Sciences, Inc.	14,570	915,579
Medivation, Inc.	7,040	421,977
Merrimack Pharmaceuticals, Inc.	30,440	115,672
Total Biotechnology		1,453,228

Capital Markets - 0.5%
Teton Advisors, Inc.	6	338
Walter Investment Management Corp.	10,465	413,786
Total Capital Markets		414,124

Commercial Services & Supplies - 1.7%
Covanta Holding Corp.	14,755	315,462
Quad/Graphics, Inc.	38,425	1,166,583
Total Commercial Services & Supplies		1,482,045

Communications Equipment - 1.8%
Ciena Corp.	23,915	597,396
Cisco Systems, Inc.	10,227	239,516
Ixia	17,722	277,704
JDS Uniphase Corp.	15,935	234,404
Telfonaktiebolaget LM Ericsson - ADR	19,951	266,346
Total Communications Equipment		1,615,366

Computers & Peripherals - 2.2%
Hewlett-Packard Co.	3,676	77,122
Lexmark International, Inc.	40,370	1,332,210
NetApp, Inc.	671	28,598
SanDisk Corp.	9,055	538,863
Total Computers & Peripherals		1,976,793

Construction & Engineering - 1.3%
Aegion Corp.	47,800	1,134,294
Consumer Finance - 0.1%
Portfolio Recovery Associates, Inc.	1,970	118,082
Diversified Financial Services - 0.2%
PHH Corp.	6,760	160,482
Electronic Equipment, Instruments & Components - 0.1%
Tech Data Corp.	2,356	117,588
Energy Equipment & Services - 1.0%
Bristow Group, Inc.	3,995	290,676
Hornbeck Offshore Services, Inc.	9,850	565,784
Total Energy Equipment & Services		856,460

Health Care Equipment & Supplies - 1.1%
Accuray, Inc.	33,640	248,600
HeartWare International, Inc.	3,390	248,182
Hologic, Inc.	14,505	299,528
Wright Medical Group, Inc.	6,075	158,436
Total Health Care Equipment & Supplies		954,746

Health Care Providers & Services - 2.9%
Brookdale Senior Living, Inc.	7,515	197,645
Emeritus Corp.	65,660	1,216,680
Healthways, Inc.	22,050	408,145
Molina Healthcare, Inc.	10,025	356,890
WellPoint, Inc.	4,825	403,418
Total Health Care Providers & Services		2,582,778

Health Care Technology - 2.6%
Allscripts Healthcare Solutions, Inc.	29,945	445,282
Computer Programs & Systems, Inc.	24,210	1,416,285
Medidata Solutions, Inc.	4,240	419,463
Total Health Care Technology		2,281,030

Hotels, Restaurants & Leisure - 1.2%
Ignite Restaurant Group, Inc.	62,240	965,965
MGM Resorts International	4,100	83,804
Total Hotels, Restaurants & Leisure		1,049,769

Household Durables - 0.3%
Jarden Corp.	5,400	261,360
Insurance - 2.1%
Assurant, Inc.	28,430	1,538,063
MetLife, Inc.	6,260	293,907
Total Insurance		1,831,970

Internet & Catalog Retail - 0.5%
priceline.com, Inc.	400	404,380
Internet Software & Services - 2.1%
Angie's List, Inc.	4,080	91,800
Dealertrack Technologies, Inc.	9,245	396,056

Rackspace Hosting, Inc.	2,176	114,805
United Online, Inc.	156,105	1,245,718
Total Internet Software & Services		1,848,379

IT Services - 1.4%
Accenture PLC	743	54,715
CACI International, Inc.	2,378	27,823
CSG Systems International, Inc.	23,675	593,059
International Business Machines Corp.	930	172,217
Teradata Corp.	2,972	164,768
The Western Union Co.	5,378	100,353
Wipro Ltd. - ADR	9,767	100,209
Total IT Services		1,213,144

Machinery - 0.1%
Navistar International Corp.	2,420	88,282
Media - 0.2%
Live Nation Entertainment, Inc.	555	10,295
Thomson Reuters Corp.	3,760	131,638
Total Media		141,933

Metals & Mining - 1.1%
Kaiser Aluminum Corp.	7,195	512,644
RTI International Metals, Inc.	13,375	428,535
Total Metals & Mining		941,179

Office Electronics - 0.1%
Xerox Corp.	11,863	122,070
Oil, Gas & Consumable Fuels - 0.8%
Cobalt International Energy, Inc.	16,045	398,879
Goodrich Petroleum Corp.	3,565	86,594
PDC Energy, Inc.	4,415	262,869
Total Oil, Gas & Consumable Fuels		748,342

Pharmaceuticals - 1.6%
The Medicines Co.	11,385	381,625
Salix Pharmaceuticals Ltd.	5,925	396,264
ViroPharma, Inc.	16,980	667,314
Total Pharmaceuticals		1,445,203

Real Estate Investment Trusts (REITs) - 1.0%
iStar Financial, Inc.	11,915	143,457
NorthStar Realty Finance Corp.	13,905	129,038
Weyerhaeuser Co.	21,855	625,709
Total Real Estate Investment Trusts (REITs)		898,204

Real Estate Management & Development - 0.4%
Forestar Group, Inc.	16,620	357,829
Road & Rail - 0.4%
Avis Budget Group, Inc.	11,910	343,365
Semiconductors & Semiconductor Equipment - 2.0%
Aixtron SE - ADR	5,025	85,224

Freescale Semiconductor Ltd.	2,803	46,670
Intel Corp.	22,000	504,240
Intersil Corp.	4,092	45,953
Kulicke & Soffa Industries, Inc.	4,534	52,368
Linear Technology Corp.	2,900	115,014
NVIDIA Corp.	13,374	208,099
PMC - Sierra, Inc.	13,600	90,032
SunPower Corp.	7,300	190,968
Texas Instruments, Inc.	5,811	234,009
Ultratech, Inc.	5,480	166,044
Veeco Instruments, Inc.	762	28,369
Total Semiconductors & Semiconductor Equipment		1,766,990

Software - 3.0%
Bottomline Technologies, Inc.	16,185	451,238
Electronic Arts, Inc.	6,240	159,432
FactSet Research Systems, Inc.	1,842	200,962
Informatica Corp.	3,566	138,967
MicroStrategy, Inc.	1,602	166,224
Oracle Corp.	9,200	305,164
Salesforce.com, Inc.	6,385	331,445
SAP AG - ADR	2,040	150,797
Take-Two Interactive Software, Inc.	11,000	199,760
Tangoe, Inc.	5,547	132,351
VMware, Inc.	846	68,441
Workday, Inc.	4,035	326,553
Total Software		2,631,334

Specialty Retail - 1.8%
Group 1 Automotive, Inc.	4,600	357,328
Rent-A-Center, Inc.	33,637	1,281,570
Total Specialty Retail		1,638,898

Thrifts & Mortgage Finance - 2.4%
Home Capital Group, Inc.	20,638	1,443,188
Radian Group, Inc.	47,710	664,600
Total Thrifts & Mortgage Finance		2,107,788

Trading Companies & Distributors - 0.3%
Air Lease Corp.	7,245	200,397
Titan Machinery, Inc.	4,115	66,128
Total Trading Companies & Distributors		266,525

TOTAL COMMON STOCKS (Proceeds $34,086,171)		$37,258,792

EXCHANGE TRADED FUNDS - 1.5%
iShares Russell 2000 ETF	12,100	1,290,102
TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,231,820)		$1,290,102

		Principal
		Amount
	CORPORATE BONDS - 0.0%
	Capital Markets - 0.0%
	GAMCO Investors, Inc.
	0.000%, 12/31/2015	$3,093	2,902
	TOTAL CORPORATE BONDS (Proceeds $3,093)		$2,902

	Total Securities Sold Short (Proceeds $35,321,084) - 43.7%		$38,551,796

	Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
	Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
	Services, LLC.

Underlying Funds Trust
Market Neutral
Options Written
September 30, 2013 (Unaudited)
		Fair
	Contracts	Value
Call Options
Yahoo!, Inc.
Expiration: October 2013, Exercise Price: $30.00	42	$13,860
Total Call Options		13,860

Total Options Written (Premiums received $13,816)		$13,860

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2013 (Unaudited):
	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Written Options		$-	Written option contracts, at fair value	$13,860
Total		$-		$13,860

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2013 (Unaudited):

Description		Level 1	Level 2		Level 3	Total
Common Stocks		$25,318,612	$-		$-	$25,318,612
Convertible Preferred Stocks		1,577,362	-		-	1,577,362
Convertible Bonds		-	38,673,777		-	38,673,777
Corporate Bonds		-	459,612		-	459,612
Money Market Funds		22,054,741	-		-	22,054,741
Total Long Investments in Securities		$48,950,715	$39,133,389		$-	$88,084,104

Securities Sold Short:
Common Stocks		$37,258,454	$338	(1)	$-	$37,258,792
Exchange Traded Funds		1,290,102	-		-	1,290,102
Corporate Bonds		-	2,902		-	2,902
Total Securities Sold Short		$38,548,556	$3,240		$-	$38,551,796

Written Options		$13,860	$-		$-	$13,860

(1) The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

	Capital Markets	$338

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at value
Balance as of December 31, 2012	$174,406
Accrued discounts/premiums	423
Realized gain (loss)	416
Change in unrealized depreciation	(55)
Purchases	-
(Sales)	(174,344)
Transfer in and/or out of Level 3	-
Balance as of September 30, 2013	$-

Change in unrealized appreciation/depreciation during the period for level 3 investments held at September 30, 2013	$-

Transfers between levels are recognized at the end of the reporting period.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Advisor and the fund's third party administrator, which report to the Valuation Committee. For third-party information, the fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Trust.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

Underlying Funds Trust
Relative Value - Long/Short Debt
Schedule of Investments
September 30, 2013 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 3.8%
Building Products - 0.0%
Dayton Superior Corp. (Acquired 12/23/2009, Cost $0) (a)(b)(c)	2,804	$0
Chemicals - 0.4%
LyondellBasell Industries NV	18,439	1,350,288
Rockwood Holdings, Inc.	5,256	351,626
Total Chemicals		1,701,914

Commercial Banks - 0.5%
CIT Group, Inc. (c)	21,182	1,033,046
Commerzbank AG (c)	84,074	967,924
Total Commercial Banks		2,000,970

Communications Equipment - 0.1%
Nokia OYJ (c)	66,164	434,840
Diversified Telecommunication Services - 0.3%
Fairpoint Communications, Inc. (c)	42,501	405,885
Intelsat SA (c)	19,107	458,568
Satmex Gp (Acquired 03/12/2012, Cost $15) (a)(b)(c)	8	47
Satmex Lp (Acquired 03/12/2012, $Cost 150,000) (a)(b)(c)	75,000	465,000
Total Diversified Telecommunication Services		1,329,500

Hotels, Restaurants & Leisure - 0.1%
Pinnacle Entertainment, Inc. (c)	19,352	484,768
Insurance - 0.0%
Syncora Holdings Ltd. (c)	185,448	92,353
Machinery - 0.0%
Wolverine Tube, Inc. (Acquired 03/31/2009 through 09/30/2010, Cost $590,877) (a)(b)(c)	6,862	8,530
Xerium Technologies, Inc. (c)	15,915	184,455
Total Machinery		192,985

Media - 1.1%
Cablevision Systems Corp.	8,140	137,078
Clear Channel Outdoor Holdings, Inc. (c)	16,130	132,266
Gray Television, Inc. (c)	164,916	1,294,590
Journal Communications, Inc. (c)	42,778	365,752
LIN Media LLC (c)	189	3,835
Loral Space & Communications, Inc.	9,621	651,630
Nexstar Broadcasting Group, Inc.	2,459	109,438
Sinclair Broadcast Group, Inc.	7,558	253,344
Tribune Co. (c)	24,134	1,522,613
Total Media		4,470,546

Metals & Mining - 0.0%
Thompson Creek Metals Co., Inc.	5,000	92,500
Oil, Gas & Consumable Fuels - 0.0%
Sprott Resource Corp. (c)	10,387	29,244
Stallion Oilfield Holdings Ltd. (a)(c)	3,200	84,800
Total Oil, Gas & Consumable Fuels		114,044

Thrifts & Mortgage Finance - 0.3%
Ocwen Financial Corp. (c)	18,936	1,056,061

Transportation Infrastructure - 1.0%
Dura Automotive Systems, Inc. (Acquired 06/25/2008 through 06/25/2009, Cost $2,328,447) (a)(b)(c)	9,420	2,739,025
Macquarie Infrastructure Co. LLC	16,895	904,558
Total Transportation Infrastructure		3,643,583
TOTAL COMMON STOCKS (Cost $13,183,449)		$15,614,064

PREFERRED STOCKS - 1.4%
Airlines - 0.4%
British Airways Finance Jersey LP, 6.750% (c)	55,770	1,611,202
Building Products - 0.0%
Dayton Superior Corp. Preferred Units, 0.000% (Acquired 12/23/2009, Cost $454,916) (a)(b)(c)	3,115	109,766
Diversified Financial Services - 0.6%
ING Groep NV, 6.125%	59,162	1,351,851
RBS Capital Funding Trust VII, 6.080%	39,523	858,835
Total Diversified Financial Services		2,210,686

Insurance - 0.4%
Ambac Assurance Corp., 0.000% (Acquired 09/16/2013, Cost $1,664,062) (a)(c)(d)(h)	150	1,575,000
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association, 8.250% (c)(e)	21,509	125,613
TOTAL PREFERRED STOCKS (Cost $5,826,623)		$5,632,267

	Principal
	Amount
ASSET BACKED SECURITIES - 2.4%
American Airlines Pass Through Trust
Series 2011-1, Class A, 5.250%, 01/15/2023	$192,677	201,348
Series 2013-2, Class A, 4.950%, 07/15/2024 (Acquired 07/24/2013, Cost $1,950,000) (d)	1,950,000	1,959,751
Bear Stearns Asset Backed Securities Trust
Series 2005-HE3, Class M2, 1.199%, 03/25/2035 (e)	321,145	307,459
Series 2007-HE4, Class 1A1, 0.299%, 05/25/2037 (e)(h)	106,732	100,950
British Airways PLC
Series 2013-1, 5.625%, 06/20/2020 (Acquired 06/25/2013, Cost $350,000) (d)	350,000	359,625
Series 2013-1, 4.625%, 06/20/2024 (Acquired 06/25/2013, Cost $700,000) (d)	700,000	701,750
Continental Airlines Pass Through Certificates
Series A, Class A, 4.000%, 10/29/2024	200,000	193,500
Countrywide Asset-Backed Certificates
Series 2005-1, Class AF6, 5.030%, 07/25/2035 (e)	217,892	223,612
Delta Air Lines Pass Through Trust
Series 2010-2, Class A, 4.950%, 05/23/2019	246,395	263,026
Equity One Mortgage Pass-Through Trust
Series 2002-4, Class B, 5.909%, 02/25/2033	17,703	6,263
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF9, Class A3, 0.459%, 10/25/2035 (e)	8,935	8,929
Hawaiian Airlines Pass Through Certificates
Series 2013-1, Class B, 4.950%, 01/15/2022	740,000	678,950
Series 2013-1, Class A, 3.900%, 01/15/2026	325,000	297,375
Indymac Manufactured Housing Contract
Series 1998-2, Class A4, 6.640%, 08/25/2029	45,857	45,620
Long Beach Mortgage Loan Trust
Series 2005-WL1, Class M2, 1.004%, 06/25/2035 (e)	285,842	276,107
Morgan Stanley ABS Capital I, Inc.
Series 2005-HE7, Class A2C, 0.499%, 11/25/2035 (e)	378,695	366,158
Park Place Securities, Inc.
Series 2005-WCW1, Class M1, 0.629%, 09/25/2035 (e)	400,000	370,981
RAMP Trust
Series 2004-RS8, Class MII1, 1.079%, 08/25/2034 (e)	313,243	275,845
RASC Trust
Series 2005-KS10, Class 1A2, 0.429%, 11/25/2035 (e)	1,569	1,568

Securitized Asset Backed Receivables LLC
Series 2005-FR3, Class M1, 0.884%, 04/25/2035 (e)	82,318	80,321
Soundview Home Loan Trust
Series 2006-OPT3, Class 2A3, 0.349%, 06/25/2036 (e)	327,474	286,785
Specialty Underwriting & Residential Finance Trust
Series 2005-AB1, Class M2, 0.629%, 03/25/2036 (e)	550,000	449,934
Series 2005-BC3, Class M2, 0.679%, 06/25/2036 (e)	300,000	276,224
Structured Asset Securities Corp.
Series 2005-NC2, Class M3, 0.609%, 05/25/2035 (e)	500,000	447,160
Series 2005-WF3, Class B1, 2.679%, 07/25/2035 (Acquired 06/24/2010, Cost $41,954) (b)(e)	106,817	3,082
U.S. Airways Pass Through Trust
Series 2012-2, Class A, 4.625%, 06/03/2025	270,000	260,550
Series 2013-1, Class A, 3.950%, 11/15/2025	250,000	231,250
United Airlines Pass Through Trust
Series 2013-1, Class A, 4.300%, 08/15/2025	375,000	366,563
US Airways Pass Through Trust
Series 2010-1, Class A, 6.250%, 04/22/2023	435,442	457,214
Series 2011-1, Class A, 7.125%, 10/22/2023	104,710	114,919
TOTAL ASSET BACKED SECURITIES (Cost $9,351,211)		$9,612,819

MORTGAGE BACKED SECURITIES - 5.1%
Air Canada Pass Through Trust
Series 2013-1, Class B, 5.375%, 05/15/2021 (Acquired 04/24/2013, Cost $670,000) (d)	670,000	646,550
Series 2013-1, Class A, 4.125%, 05/15/2025 (Acquired 04/24/2013, Cost $335,000) (d)	335,000	315,319
Alternative Loan Trust
Series 2006-24CB, Class A22, 6.000%, 08/25/2036 (h)	458,027	374,780
Banc of America Alternative Loan Trust
Series 2006-3, Class 2CB1, 6.000%, 04/25/2036 (h)	208,100	185,019
Bear Stearns Alt-A Trust
Series 2006-2, Class 11A1, 0.619%, 04/25/2036 (e)	792,303	461,395
Series 2006-6, Class 31A1, 2.678%, 11/25/2036 (e)	184,760	127,646
Countrywide Alternative Loan Trust
Series 2005-59, Class 1A1, 0.510%, 11/20/2035 (e)	471,242	347,406
Series 2005-56, Class 1A1, 0.909%, 11/25/2035 (e)	536,229	417,096
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-25, Class 1A3, 0.539%, 02/25/2035 (e)	509,769	367,658
Series 2005-2, Class 2A3, 0.519%, 03/25/2035 (e)	308,979	200,770
Series 2005-HYB9, Class 1A1, 2.423%, 02/20/2036 (e)(h)	411,963	319,563
Series 2006-3, Class 3A1, 0.429%, 02/25/2036 (e)	433,886	334,868
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2005-5, Class 2A4, 5.500%, 11/25/2035 (h)	555,351	436,513
Series 2007-1, Class 1A3A, 0.389%, 08/25/2037 (e)(h)	523,698	398,377
Downey Savings & Loan Association Mortgage Loan Trust
Series 2005-AR2, Class 2A1A, 0.391%, 03/19/2045 (e)	382,974	321,480
Fannie Mae Interest Strip
Series 343, Class 2, 4.500%, 10/01/2033 (g)	65,652	11,195
Fannie Mae REMICS
Series 2011-69, Class AI, 5.000%, 05/25/2018 (g)	818,605	54,010
Series 2010-105, Class IO, 5.000%, 08/25/2020 (g)	127,838	12,253
Series 2011-124, Class IC, 3.500%, 09/25/2021 (g)	467,606	36,880
Series 2008-86, Class IO, 4.500%, 03/25/2023 (g)	140,481	10,098
Series 2010-37, Class GI, 5.000%, 04/25/2025 (g)	432,681	28,433
Series 2010-121, Class IO, 5.000%, 10/25/2025 (g)	266,457	20,361
Series 2011-88, Class WI, 3.500%, 09/25/2026 (g)	412,907	57,455
Series 2008-87, Class AS, 7.471%, 07/25/2033 (e)(g)	267,329	43,945
Series 2004-66, Class SE, 6.321%, 09/25/2034 (e)(g)	156,668	25,984
Series 2005-65, Class KI, 6.821%, 08/25/2035 (e)(g)	172,219	30,044
Series 2005-89, Class S, 6.521%, 10/25/2035 (e)(g)	769,661	159,896
Series 2007-75, Class JI, 6.366%, 08/25/2037 (e)(g)	186,125	27,093

Series 2007-85, Class SI, 6.281%, 09/25/2037 (e)(g)	240,138	35,978
Series 2012-126, Class SJ, 4.821%, 11/25/2042 (e)(g)	1,525,417	237,108
First Horizon Alternative Mortgage Securities Trust
Series 2006-FA3, Class A4, 0.649%, 07/25/2036 (e)(h)	1,602,555	1,114,495
Freddie Mac REMICS
Series 3685, Class EI, 5.000%, 03/15/2019 (g)	166,482	11,445
Series 3882, Class AI, 5.000%, 06/15/2026 (g)	298,466	24,490
Series 3995, Class KI, 3.500%, 02/15/2027 (g)	1,385,728	174,872
Series 3308, Class S, 7.008%, 03/15/2032 (e)(g)	129,917	23,548
Series 2965, Class SA, 5.858%, 05/15/2032 (e)(g)	113,705	20,636
Series 3065, Class DI, 6.438%, 04/15/2035 (e)(g)	211,905	36,248
Series 3031, Class BI, 6.508%, 08/15/2035 (e)(g)	238,877	41,849
Series 3114, Class GI, 6.408%, 02/15/2036 (e)(g)	250,179	44,180
Government National Mortgage Association
Series 2011-167, Class IO, 5.000%, 12/16/2020 (g)	652,252	53,027
Series 2012-101, Class AI, 3.500%, 08/20/2027 (g)	331,943	37,885
Series 2012-103, Class IB, 3.500%, 04/20/2040 (g)	504,786	79,435
Series 2011-157, Class SG, 6.420%, 12/20/2041 (e)(g)	997,114	236,551
GS Mortgage Securities Corp. II
Series Series 2007-GG10 Class A4, Class A4, 5.799%, 08/10/2045 (e)	4,000,000	4,436,821
GSAA Home Equity Trust
Series 2005-MTR1, Class A3, 0.489%, 10/25/2035 (e)	450,000	443,058
Series 2006-5, Class 2A2, 0.359%, 03/25/2036 (e)	1,000,504	588,014
Series 2006-20, Class 2A1A, 0.229%, 12/25/2046 (e)	1,627,867	1,014,807
HarborView Mortgage Loan Trust
Series 2005-11, Class 2A1A, 0.491%, 08/19/2045 (e)	256,800	219,288
Impac CMB Trust
Series 2005-2, Class 1M1, 0.824%, 04/25/2035 (e)	287,211	223,902
IndyMac INDX Mortgage Loan Trust
Series 2006-AR27, Class 1A3, 0.449%, 10/25/2036 (e)	756,258	462,922
RALI Trust
Series 2006-QA4, Class A, 0.359%, 05/25/2036 (e)	2,331,928	1,732,280
Series 2007-QO4, Class A1A, 0.369%, 05/25/2047 (e)	378,220	283,570
Springleaf Mortgage Loan Trust
Series 2013-1, Class M3, 3.790%, 06/25/2058 (Acquired 04/03/2013, Cost $349,877) (d)	350,000	330,813
Series 2013-1, Class M4, 4.440%, 06/25/2058 (Acquired 04/03/2013, Cost $209,962) (d)	210,000	191,700
Series 2013-2, Class M1, 3.520%, 12/25/2065 (Acquired 07/03/2013, Cost $332,314) (d)	345,000	332,548
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 2A1, 2.690%, 07/25/2035 (e)	450,672	379,343
Structured Agency Credit Risk Debt Notes
Series 2013-DN1, Class M2, 7.329%, 07/25/2023 (e)	1,860,000	1,950,094
WaMu Mortgage Pass Through Certificates
Series 2005-AR18, Class 1A1, 2.458%, 01/25/2036 (e)	88,035	80,154
Series 2007-HY6, Class 1A1, 2.221%, 06/25/2037 (e)(h)	305,728	249,143
TOTAL MORTGAGE BACKED SECURITIES (Cost $21,053,337)		$20,862,291

CONVERTIBLE BONDS - 5.1%
Automobiles - 0.6%
Tesla Motors, Inc.
1.500%, 06/01/2018	1,510,000	2,544,349
Biotechnology - 0.0%
Savient Pharmaceuticals, Inc.
4.750%, 02/01/2018	500,000	95,625
Capital Markets - 0.2%
Walter Investment Management Corp.
4.500%, 11/01/2019	948,000	993,030
Consumer Finance - 0.4%
DFC Global Corp.
3.250%, 04/15/2017	400,000	364,750

Encore Capital Group, Inc.
3.000%, 11/27/2017 (Acquired 11/21/2012 through 05/10/2013, Cost $639,904) (d)	600,000	934,500
Total Consumer Finance		1,299,250

Diversified Consumer Services - 0.2%
Ascent Capital Group, Inc.
4.000%, 07/15/2020 (Acquired 07/12/2013, Cost $788,945) (d)	780,000	819,975
Electrical Equipment - 0.3%
General Cable Corp.
4.500%, 11/15/2029	1,000,000	1,129,375
Energy Equipment & Services - 0.4%
SEACOR Holdings, Inc.
2.500%, 12/15/2027 (Acquired 12/06/2012 through 05/03/2013, Cost $1,491,517) (d)	1,380,000	1,674,975
Health Care Equipment & Supplies - 0.6%
Insulet Corp.
3.750%, 06/15/2016	1,040,000	1,504,100
Wright Medical Group, Inc.
2.000%, 08/15/2017 (Acquired 12/11/2012 through 01/16/2013, Cost $910,438) (d)	860,000	1,050,813
Total Health Care Equipment & Supplies		2,554,913

Internet Software & Services - 0.6%
Blucora, Inc.
4.250%, 04/01/2019 (Acquired 05/06/2013 through 09/17/2013, Cost $2,039,509) (d)	1,750,000	2,198,438
Metals & Mining - 0.0%
Silver Standard Resources, Inc.
2.875%, 02/01/2033 (Acquired 01/11/2013, Cost $200,292) (d)	200,000	150,250
Oil, Gas & Consumable Fuels - 0.4%
Bill Barrett Corp.
5.000%, 03/15/2028	500,000	500,000
Cobalt International Energy, Inc.
2.625%, 12/01/2019	1,210,000	1,279,575
Total Oil, Gas & Consumable Fuels		1,779,575

Pharmaceuticals - 0.3%
The Medicines Co.
1.375%, 06/01/2017 (Acquired 06/06/2012 through 05/06/2013, Cost $1,144,603) (d)	910,000	1,216,556
Semiconductors & Semiconductor Equipment - 0.6%
Micron Technology, Inc.
2.125%, 02/15/2033 (Acquired 02/07/2013 through 09/17/2013, Cost $1,320,857) (d)	1,000,000	1,712,500
Rudolph Technologies, Inc.
3.750%, 07/15/2016 (Acquired 07/20/2011, Cost $500,000) (d)	500,000	574,688
Total Semiconductors & Semiconductor Equipment		2,287,188

Textiles, Apparel & Luxury Goods - 0.3%
Iconix Brand Group, Inc.
1.500%, 03/15/2018 (Acquired 09/17/2013, Cost $1,222,331) (d)	1,000,000	1,216,250
Tobacco - 0.2%
Vector Group Ltd.
2.500%, 01/15/2019 (e)	787,000	938,291
TOTAL CONVERTIBLE BONDS (Cost $18,772,381)		$20,898,040

CORPORATE BONDS - 43.7%
Aerospace & Defense - 0.4%
GenCorp, Inc.
7.125%, 03/15/2021 (Acquired 01/18/2013 through 08/27/2013, Cost $1,502,900) (d)	1,430,000	1,497,925
Auto Components - 0.4%
Chassix, Inc.
9.250%, 08/01/2018 (Acquired 07/17/2013 through 07/18/2013, Cost $1,165,376) (d)	1,136,000	1,201,320
Lear Corp.

4.750%, 01/15/2023 (Acquired 06/26/2013, Cost $314,394) (d)	340,000	315,350
Total Auto Components		1,516,670

Beverages - 0.3%
Constellation Brands, Inc.
4.250%, 05/01/2023	1,500,000	1,376,250
Capital Markets - 0.7%
Jefferies Group LLC
3.875%, 11/09/2015	300,000	312,625
Morgan Stanley
4.100%, 05/22/2023	950,000	886,082
The Goldman Sachs Group, Inc.
2.900%, 07/19/2018	1,000,000	1,008,034
6.250%, 02/01/2041	500,000	560,160
Total Capital Markets		2,766,901

Chemicals - 0.8%
Cornerstone Chemical Co.
9.375%, 03/15/2018 (Acquired 05/14/2013, Cost $884,202) (d)	827,000	866,283
Hexion US Finance Corp.
6.625%, 04/15/2020	1,575,000	1,575,000
SPCM SA
6.000%, 01/15/2022 (Acquired 09/25/2013, Cost $241,000) (d)	241,000	242,205
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV
7.375%, 05/01/2021 (Acquired 06/25/2013, Cost $656,924) (d)	650,000	679,250
Total Chemicals		3,362,738

Commercial Banks - 1.8%
Bank Of Montreal
1.300%, 07/15/2016	790,000	793,583
BB&T Corp.
2.050%, 06/19/2018	350,000	348,597
BNP Paribas SA
2.700%, 08/20/2018	800,000	809,149
3.250%, 03/03/2023	475,000	444,872
CIT Group, Inc.
5.000%, 08/01/2023	680,000	658,356
Dexia Credit Local SA
0.875%, 07/09/2017 (e)	EUR 2,000,000	1,904,136
Glitnir Banki HF
0.000%, 04/20/2014 (h)	$3,252,000	1,020,315
Royal Bank of Scotland Group PLC
5.250%, 06/30/2049	EUR 520,000	536,405
5.500%, 12/31/2049	EUR 430,000	453,921
Standard Chartered PLC
3.950%, 01/11/2023 (Acquired 01/08/2013, Cost $499,425) (d)	$500,000	470,325
Total Commercial Banks		7,439,659

Commercial Services & Supplies - 1.1%
Ahern Rentals, Inc.
9.500%, 06/15/2018 (Acquired 06/18/2013 through 06/25/2013, Cost $685,100) (d)	680,000	715,700
The ADT Corp.
6.250%, 10/15/2021 (Acquired 09/24/2013 through 09/25/2013, Cost $1,683,587) (d)	1,667,000	1,692,005
3.500%, 07/15/2022 (Acquired 08/14/2013, Cost $1,022,466) (d)	1,200,000	1,014,484
Verisure Holding AB
8.750%, 12/01/2018 (Acquired 04/03/2013 through 07/12/2013, Cost $1,090,278) (d)	EUR 800,000	1,149,923
Total Commercial Services & Supplies		4,572,112

Communications Equipment - 1.0%

Avaya, Inc.
10.500%, 03/01/2021 (Acquired 08/09/2013 through 09/11/2013, Cost $1,875,019) (d)	$2,350,000	1,903,499
CommScope, Inc.
8.250%, 01/15/2019 (Acquired 09/16/2011 through 06/25/2013, Cost $771,808) (d)	755,000	824,838
Monitronics International, Inc.
9.125%, 04/01/2020	1,250,000	1,309,375
Total Communications Equipment		4,037,712

Computers & Peripherals - 0.2%
Lexmark International, Inc.
5.125%, 03/15/2020	760,000	783,433
Construction & Engineering - 0.4%
Allegion U.S. Holding Co., Inc.
5.750%, 10/01/2021 (Acquired 09/27/2013, Cost $246,000) (d)	246,000	248,153
Catalent Pharma Solutions, Inc.
7.875%, 10/15/2018	800,000	806,000
URS Corp.
4.350%, 04/01/2017 (Acquired 03/08/2012, Cost $499,310) (d)	500,000	510,897
Total Construction & Engineering		1,565,050

Consumer Finance - 0.6%
Ally Financial, Inc.
4.750%, 09/10/2018	1,800,000	1,791,954
SLM Corp.
6.250%, 01/25/2016	750,000	798,750
Springleaf Finance Corp.
7.750%, 10/01/2021 (Acquired 09/17/2013, Cost $43,000) (d)	43,000	44,613
Total Consumer Finance		2,635,317

Containers & Packaging - 0.7%
BakerCorp International, Inc.
8.250%, 06/01/2019 (Acquired 08/30/2011, Cost $478,297) (d)	500,000	497,500
Ball Corp.
5.000%, 03/15/2022	1,500,000	1,455,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
8.750%, 02/01/2019 (Acquired 01/24/2013 through 07/24/2013, Cost $866,265) (d)	850,000	843,625
Total Containers & Packaging		2,796,125

Diversified Consumer Services - 0.3%
Outerwall, Inc.
6.000%, 03/15/2019 (Acquired 05/08/2013 through 08/27/2013, Cost $1,131,832) (d)	1,100,000	1,072,500
Diversified Financial Services - 5.8%
Ambac Assurance Corp.
5.100%, 06/07/2020 (Acquired 03/04/2013 through 09/12/2013, Cost $1,446,219) (d)(h)	1,799,000	1,515,657
Bank of America Corp.
3.300%, 01/11/2023	700,000	655,732
4.100%, 07/24/2023	1,000,000	993,785
BBVA US Senior SAU
4.664%, 10/09/2015	1,250,000	1,301,501
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (Acquired 03/25/2013, Cost $746,873) (d)	750,000	694,601
Citigroup, Inc.
6.675%, 09/13/2043	965,000	1,039,200
Community Choice Financial, Inc.
10.750%, 05/01/2019 (Acquired 04/20/2011 through 07/31/2012, Cost $756,552) (d)	750,000	660,000
DriveTime Automotive Group, Inc./DT Acceptance Corp.
12.625%, 06/15/2017	1,259,000	1,397,489
General Electric Capital Corp.
5.250%, 06/29/2049 (e)	1,000,000	927,000

Glencore Funding LLC
4.125%, 05/30/2023 (Acquired 05/22/2013 through 06/27/2013, Cost $1,444,009) (d)	1,500,000	1,387,600
ING US, Inc.
5.700%, 07/15/2043 (Acquired 07/23/2013, Cost $647,699) (d)	650,000	645,170
5.650%, 05/15/2053 (e)	700,000	639,903
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.375%, 04/01/2020 (Acquired 03/19/2013 through 07/11/2013, Cost $1,223,809) (d)	1,240,000	1,227,600
JPMorgan Chase & Co.
6.000%, 12/29/2049 (e)	1,600,000	1,500,000
KeHE Distributors LLC/KeHE Finance Corp.
7.625%, 08/15/2021 (Acquired 07/30/2013 through 08/09/2013, Cost $1,264,827) (d)	1,250,000	1,268,750
KKR Group Finance Co. II LLC
5.500%, 02/01/2043 (Acquired 01/25/2013, Cost $790,848) (d)	800,000	717,558
KKR Group Finance Co. LLC
6.375%, 09/29/2020 (Acquired 09/22/2010, Cost $298,752) (d)	300,000	340,773
Lehman Brothers Holdings, Inc.
3.950%, 11/10/2009 (h)	240,000	62,400
6.200%, 09/26/2014 (h)	17,563,000	4,654,194
6.875%, 05/02/2018 (h)	2,880,000	763,200
Prospect Holding Co LLC/Prospect Holding Finance Co.
10.250%, 10/01/2018 (Acquired 09/18/2013, Cost $937,684) (d)	965,000	938,463
Telefonica Emisiones SAU
4.570%, 04/27/2023	300,000	287,693
Total Diversified Financial Services		23,618,269

Diversified Telecommunication Services - 2.4%
British Telecommunications PLC
1.625%, 06/28/2016	500,000	502,700
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (Acquired 05/21/2013 through 09/20/2013, Cost $3,340,281) (d)	3,442,000	3,218,269
Satelites Mexicanos SA de CV
9.500%, 05/15/2017	1,698,000	1,850,820
Verizon Communications, Inc.
3.650%, 09/14/2018	1,145,000	1,206,478
6.550%, 09/15/2043	1,585,000	1,789,365
Windstream Corp.
7.750%, 10/01/2021 (Acquired 08/12/2013, Cost $1,122,522) (d)	1,085,000	1,120,263
Total Diversified Telecommunication Services		9,687,895

Electric Utilities - 0.7%
Energy Future Intermediate Holding Co LLC/EFIH Finance, Inc.
12.250%, 03/01/2022 (Acquired 09/19/2013, Cost $1,942,364) (d)(e)	1,723,000	1,938,375
Southern Co.
2.450%, 09/01/2018	1,030,000	1,040,013
Total Electric Utilities		2,978,388

Electronic Equipment, Instruments & Components - 1.1%
Arrow Global Finance PLC
7.875%, 03/01/2020 (Acquired 04/05/2013 through 07/16/2013, Cost $1,465,054) (d)	GBP 950,000	1,577,566
Flextronics International Ltd.
4.625%, 02/15/2020	$1,000,000	970,000
5.000%, 02/15/2023 (Acquired 07/30/2013 through 08/27/2013, Cost $1,212,912) (d)	1,250,000	1,187,500
Kemet Corp.
10.500%, 05/01/2018	875,000	778,750
Total Electronic Equipment, Instruments & Components		4,513,816

Energy Equipment & Services - 1.3%
Era Group, Inc.
7.750%, 12/15/2022 (Acquired 12/04/2012 through 03/25/2013, Cost $760,367) (d)	760,000	761,900

Hercules Offshore, Inc.
7.500%, 10/01/2021 (Acquired 09/17/2013, Cost $108,000) (d)	108,000	108,000
Parker Drilling Co.
7.500%, 08/01/2020 (Acquired 07/25/2013, Cost $250,000) (d)	250,000	250,000
Seadrill Ltd.
6.125%, 09/15/2020 (Acquired 09/20/2013, Cost $1,360,000) (d)	1,360,000	1,339,600
SESI LLC
7.125%, 12/15/2021	1,700,000	1,857,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
6.125%, 10/15/2021	100,000	100,500
Unit Corp.
6.625%, 05/15/2021	690,000	707,250
Total Energy Equipment & Services		5,124,500

Food & Staples Retailing - 0.4%
BI-LO LLC/BI-LO Finance Corp.
8.625%, 09/15/2018 (Acquired 09/17/2013 through 09/19/2013, Cost $1,025,795) (d)	1,020,000	1,035,299
Delhaize Group SA
4.125%, 04/10/2019	500,000	521,437
Total Food & Staples Retailing		1,556,736

Food Products - 0.2%
Hawk Acquisition Sub, Inc.
4.250%, 10/15/2020 (Acquired 03/22/2013, Cost $680,000) (d)	680,000	648,550
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp.
2.650%, 10/01/2018	800,000	800,350
Edwards Lifesciences Corp.
2.875%, 10/15/2018	700,000	697,244
Total Health Care Equipment & Supplies		1,497,594

Health Care Providers & Services - 0.4%
Tenet Healthcare Corp.
6.000%, 10/01/2020 (Acquired 09/13/2013 through 09/25/2013, Cost $1,257,810) (d)	1,250,000	1,278,125
8.125%, 04/01/2022 (Acquired 09/13/2013, Cost $400,000) (d)	400,000	417,500
Total Health Care Providers & Services		1,695,625

Hotels, Restaurants & Leisure - 1.6%
Caesars Entertainment Operating Co., Inc.
10.750%, 02/01/2016	750,000	648,750
11.250%, 06/01/2017 (Acquired 08/14/2013 through 09/18/2013, Cost $2,828,862) (d)	2,706,000	2,746,590
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021 (Acquired 08/06/2013, Cost $770,000) (d)	770,000	804,650
Paris Las Vegas Holding LLC/Harrahs Las Vegas LLC
8.000%, 10/01/2020 (Acquired 09/27/2013, Cost $858,000) (d)	858,000	847,275
PNK Finance Corp.
6.375%, 08/01/2021 (Acquired 07/30/2013, Cost $1,002,213) (d)	1,000,000	1,020,000
Snoqualmie Entertainment Authority
9.125%, 02/01/2015 (Acquired 12/20/2011, Cost $418,332) (d)	425,000	425,000
Total Hotels, Restaurants & Leisure		6,492,265

Household Products - 0.3%
First Quality Finance Co, Inc.
4.625%, 05/15/2021 (Acquired 05/09/2013 through 09/18/2013, Cost $1,120,770) (d)	1,170,000	1,061,775
Industrial Conglomerates - 0.1%
Ingersoll-Rand Global Holding Co. Ltd.
2.875%, 01/15/2019 (Acquired 06/17/2013, Cost $409,385) (d)	410,000	408,695
Insurance - 1.7%
Basell Finance Co. BV

8.100%, 03/15/2027 (Acquired 10/21/2011 through 03/27/2013, Cost $1,632,590) (d)	1,263,000	1,594,793
Fidelity National Financial, Inc.
5.500%, 09/01/2022	335,000	353,136
Genworth Holdings, Inc.
4.900%, 08/15/2023	400,000	401,610
Liberty Mutual Group, Inc.
4.250%, 06/15/2023 (Acquired 06/13/2013, Cost $894,285) (d)	900,000	877,778
MetLife, Inc.
4.368%, 09/15/2023	655,000	684,740
6.400%, 12/15/2036 (e)	125,000	126,250
Pearl Group Holdings No. 1 Ltd.
6.586%, 10/25/2049 (e)	GBP 947,750	1,342,531
Phoenix Life Ltd.
7.250%, 03/27/2051 (e)	GBP 528,000	786,401
Reinsurance Group of America, Inc.
4.700%, 09/15/2023	$700,000	715,798
Total Insurance		6,883,037

Internet Software & Services - 0.4%
Ancestry.com, Inc.
9.625%, 10/15/2018 (Acquired 09/11/2013, Cost $1,674,090) (d)	1,691,000	1,691,000
IT Services - 1.0%
Alliance Data Systems Corp.
5.250%, 12/01/2017 (Acquired 08/27/2013, Cost $1,269,352) (d)	1,225,000	1,255,625
6.375%, 04/01/2020 (Acquired 11/20/2012 through 08/08/2013, Cost $1,568,705) (d)	1,500,000	1,552,500
Broadridge Financial Solutions, Inc.
3.950%, 09/01/2020	1,250,000	1,262,216
Total IT Services		4,070,341

Leisure Equipment & Products - 0.2%
Brunswick Corp.
4.625%, 05/15/2021 (Acquired 05/08/2013 through 09/12/2013, Cost $883,391) (d)	875,000	817,031
Machinery - 1.1%
Milestone Aviation Group Ltd.
8.625%, 12/15/2017 (Acquired 12/12/2012 through 07/17/2013, Cost $1,586,982) (d)	1,520,000	1,596,000
Neff Rental LLC/Neff Finance Corp.
9.625%, 05/15/2016 (Acquired 05/06/2011 through 11/21/2012, Cost $944,811) (d)	925,000	985,125
The Manitowoc Co., Inc.
8.500%, 11/01/2020	1,480,000	1,646,500
Titan International, Inc.
6.875%, 10/01/2020 (Acquired 09/26/2013, Cost $218,000) (d)	218,000	219,635
Total Machinery		4,447,260

Marine - 0.2%
Energy XXI Gulf Coast, Inc.
7.500%, 12/15/2021 (Acquired 09/23/2013 through 09/24/2013, Cost $1,002,959) (d)	1,000,000	987,500
Media - 0.8%
Block Communications, Inc.
7.250%, 02/01/2020 (Acquired 07/30/2013, Cost $319,277) (d)	300,000	315,000
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/2020	125,000	128,125
7.625%, 03/15/2020	875,000	903,438
Gannett Co., Inc.
5.125%, 10/15/2019 (Acquired 09/26/2013, Cost $107,609) (d)	109,000	108,183
6.375%, 10/15/2023 (Acquired 08/07/2011 through 09/26/2013, Cost $325,993) (d)	329,000	326,533
Live Nation Entertainment, Inc.
7.000%, 09/01/2020 (Acquired 08/08/2013, Cost $261,090) (d)	250,000	260,938
Sinclair Television Group, Inc.
6.375%, 11/01/2021 (Acquired 09/26/2013, Cost $87,000) (d)	87,000	87,435

Viacom, Inc.
5.850%, 09/01/2043	1,100,000	1,119,822
Videotron Ltd.
9.125%, 04/15/2018	281,000	295,401
Total Media		3,544,875

Metals & Mining - 3.0%
Aleris International, Inc.
7.625%, 02/15/2018	500,000	522,500
7.875%, 11/01/2020 (Acquired 12/11/2012 through 06/25/2013, Cost $578,241) (d)	570,000	588,525
ArcelorMittal
5.000%, 02/25/2017	900,000	936,000
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.500%, 12/15/2019	825,000	891,000
FMG Resources Ltd.
8.250%, 11/01/2019 (Acquired 10/25/2011 through 11/26/2012, Cost $952,647) (d)	950,000	1,023,625
6.875%, 04/01/2022 (Acquired 06/25/2013 through 09/17/2013, Cost $1,415,730) (d)	1,430,000	1,430,000
HudBay Minerals, Inc.
9.500%, 10/01/2020 (Acquired 06/11/2013, Cost $703,592) (d)	690,000	691,725
IAMGOLD Corp.
6.750%, 10/01/2020 (Acquired 11/29/2012, Cost $492,045) (d)	500,000	436,250
Kaiser Aluminum Corp.
8.250%, 06/01/2020	1,375,000	1,536,562
Laredo Petroleum, Inc.
9.500%, 02/15/2019 (Acquired 11/02/2012 through 09/12/2013, Cost $696,496) (d)	625,000	693,750
New Gold, Inc.
6.250%, 11/15/2022 (Acquired 07/11/2013, Cost $648,488) (d)	675,000	656,438
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.375%, 02/01/2020	270,000	280,800
Tembec Industries, Inc.
11.250%, 12/15/2018	625,000	679,688
Thompson Creek Metals Co., Inc.
7.375%, 06/01/2018	500,000	441,250
12.500%, 05/01/2019 (Acquired 05/08/2012 through 07/11/2013, Cost $654,646) (d)	665,000	681,625
Walter Energy, Inc.
9.875%, 12/15/2020 (Acquired 11/16/2012 through 08/27/2013, Cost $915,608) (d)	1,000,000	870,000
Total Metals & Mining		12,359,738

Multiline Retail - 0.4%
JC Penney Corp., Inc.
7.400%, 04/01/2037	2,250,000	1,558,125
Oil, Gas & Consumable Fuels - 5.0%
Baytex Energy Corp.
6.750%, 02/17/2021	1,000,000	1,030,000
Bonanza Creek Energy, Inc.
6.750%, 04/15/2021 (Acquired 04/04/2013 through 04/05/2013, Cost $512,628) (d)	500,000	505,000
Comstock Resources, Inc.
9.500%, 06/15/2020	500,000	545,000
CONSOL Energy, Inc.
8.250%, 04/01/2020	1,375,000	1,474,688
Continental Resources, Inc.
8.250%, 10/01/2019	500,000	550,000
Denbury Resources, Inc.
8.250%, 02/15/2020	2,000,000	2,195,000
Diamondback Energy, Inc.
7.625%, 10/01/2021 (Acquired 09/16/2013, Cost $483,509) (d)	470,000	479,400
Drill Rigs Holdings, Inc.
6.500%, 10/01/2017 (Acquired 11/30/2012, Cost $500,282) (d)	500,000	516,250
Hiland Partners LP/Hiland Partners Finance Corp.

7.250%, 10/01/2020 (Acquired 11/21/2012 through 01/09/2013, Cost $671,695) (d)	640,000	667,200
Kinder Morgan Energy Partners LP
2.650%, 02/01/2019	1,500,000	1,489,673
Kodiak Oil & Gas Corp.
8.125%, 12/01/2019	1,540,000	1,682,449
5.500%, 02/01/2022 (Acquired 09/12/2013, Cost $351,569) (d)	370,000	360,750
Lightstream Resources Ltd.
8.625%, 02/01/2020 (Acquired 01/25/2012 through 08/19/2013, Cost $1,081,829) (d)	1,100,000	1,067,000
McMoRan Exploration Co.
11.875%, 11/15/2014	375,000	379,430
Northern Oil and Gas, Inc.
8.000%, 06/01/2020	810,000	812,025
Oasis Petroleum, Inc.
6.875%, 03/15/2022 (Acquired 09/10/2013 through 09/21/2013, Cost $526,900) (d)	520,000	548,600
Regency Energy Partners LP/Regency Energy Finance Corp.
4.500%, 11/01/2023 (Acquired 04/24/2013, Cost $335,000) (d)	335,000	303,175
Resolute Energy Corp.
8.500%, 05/01/2020 (Acquired 04/20/2012 through 01/11/2013, Cost $508,149) (d)	500,000	515,000
Rosetta Resources, Inc.
9.500%, 04/15/2018	500,000	538,750
Stone Energy Corp.
7.500%, 11/15/2022	410,000	430,500
Tesoro Corp.
9.750%, 06/01/2019	500,000	546,250
Total Capital SA
2.125%, 08/10/2018	1,600,000	1,614,400
Weatherford International Ltd.
5.950%, 04/15/2042	285,000	272,875
Whiting Petroleum Corp.
5.000%, 03/15/2019	500,000	501,250
5.750%, 03/15/2021	750,000	770,625
5.750%, 03/15/2021 (Acquired 09/23/2013, Cost $343,395) (d)	340,000	347,650
Total Oil, Gas & Consumable Fuels		20,142,940

Paper & Forest Products - 0.6%
Plastipak Holdings, Inc.
6.500%, 10/01/2021 (Acquired 09/25/2013, Cost $432,200) (d)	430,000	434,300
Sappi Papier Holding GmbH
7.750%, 07/15/2017 (Acquired 06/20/2012 through 08/27/2013, Cost $1,542,798) (d)	1,500,000	1,559,999
6.625%, 04/15/2021 (Acquired 06/26/2013, Cost $490,609) (d)	500,000	465,000
Total Paper & Forest Products		2,459,299

Pharmaceuticals - 0.1%
Mylan, Inc.
2.600%, 06/24/2018 (Acquired 06/18/2013, Cost $429,101) (d)	430,000	429,239
Professional Services - 0.8%
CEVA Group PLC
11.625%, 10/01/2016 (Acquired 05/03/2013 through 08/16/2013, Cost $2,002,950) (d)	1,935,000	1,993,050
Southern Graphics, Inc.
8.375%, 10/15/2020 (Acquired 01/23/2013 through 08/27/2013, Cost $1,116,380) (d)	1,080,000	1,117,800
Total Professional Services		3,110,850

Real Estate Management & Development - 0.1%
Howard Hughes Corp.
6.875%, 10/01/2021 (Acquired 09/27/2013, Cost $107,000) (d)	107,000	107,803
Jones Lang LaSalle, Inc.
4.400%, 11/15/2022	375,000	367,338
Total Real Estate Management & Development		475,141

Road & Rail - 0.5%
Gibson Brands, Inc.
8.875%, 08/01/2018 (Acquired 08/27/2013, Cost $256,319) (d)	250,000	253,750
Watco Cos. LLC/Watco Finance Corp.
6.375%, 04/01/2023 (Acquired 06/27/2013 through 09/19/2013, Cost $1,795,375) (d)	1,800,000	1,782,000
Total Road & Rail		2,035,750

Software - 0.7%
ACI Worldwide, Inc.
6.375%, 08/15/2020 (Acquired 08/15/2013 through 08/19/2013, Cost $1,370,326) (d)	1,340,000	1,363,450
First Data Corp.
12.625%, 01/15/2021	750,000	825,000
11.750%, 08/15/2021 (Acquired 06/27/2013, Cost $916,918) (d)	1,000,000	965,000
Total Software		3,153,450

Specialty Retail - 1.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
9.750%, 03/15/2020	250,000	288,125
Brown Shoe Co., Inc.
7.125%, 05/15/2019 (Acquired 04/27/2011, Cost $496,245) (d)	500,000	528,124
Michael's FinCo Holdings LLC / Michael's FinCo, Inc.
7.500%, 08/01/2018 (Acquired 07/24/2013 through 07/25/2013, Cost $1,000,779) (d)	1,000,000	1,012,500
Michael's Stores, Inc.
11.375%, 11/01/2016	326,000	334,561
Phosphorus Holdco PLC
10.000%, 04/01/2019 (Acquired 09/18/2013, Cost $2,261,164) (d)	GBP 1,400,000	2,257,973
Rent-A-Center, Inc.
4.750%, 05/01/2021 (Acquired 07/30/2013, Cost $479,445) (d)	$500,000	465,000
The Gap, Inc.
5.950%, 04/12/2021	375,000	415,502
Total Specialty Retail		5,301,785

Textiles, Apparel & Luxury Goods - 0.5%
Industrias Unidas SA de CV
11.500%, 11/15/2016 (a) (h)	38,000	0
SIWF Merger Sub, Inc.
6.250%, 06/01/2021 (Acquired 08/09/2013 through 09/20/2013, Cost $1,876,308) (d)	1,877,000	1,839,460
Total Textiles, Apparel & Luxury Goods		1,839,460

Tobacco - 0.4%
Vector Group Ltd.
7.750%, 02/15/2021 (Acquired 06/26/2013 through 07/16/2013, Cost $1,575,301) (d)	1,500,000	1,552,500
Transportation Infrastructure - 0.0%
Pittsburgh Glass Works LLC
8.500%, 04/15/2016 (Acquired 08/30/2011, Cost $156,163) (d)	160,000	164,400
Wireless Telecommunication Services - 1.5%
Goodman Networks, Inc.
12.125%, 07/01/2018 (Acquired 05/30/2013, Cost $346,857) (d)	331,000	360,585
Matterhorn Midco & Cy SCA
7.750%, 02/15/2020 (Acquired 06/26/2013 through 08/15/2013, Cost $1,636,681) (d)	EUR 1,235,000	1,695,832
NII International Telecom SCA
7.875%, 08/15/2019 (Acquired 05/16/2013, Cost $311,000) (d)	$311,000	282,233
11.375%, 08/15/2019 (Acquired 02/11/2013, Cost $337,000) (d)	337,000	348,795
Sprint Communications, Inc.
9.250%, 04/15/2022	365,000	419,750
Sprint Corp.
7.250%, 09/15/2021 (Acquired 09/04/2013, Cost $1,945,000) (d)	1,945,000	1,964,450
7.875%, 09/15/2023 (Acquired 09/04/2013 through 09/05/2013, Cost $1,021,271) (d)	1,020,000	1,040,400
Total Wireless Telecommunication Services		6,112,045

TOTAL CORPORATE BONDS (Cost $176,464,349)		$177,842,266

FOREIGN GOVERNMENT AGENCY ISSUES - 0.1%
Petroleos Mexicanos
6.500%, 06/02/2041	500,000	518,189
TOTAL FOREIGN GOVERNMENT AGENCY ISSUES (Cost $497,780)		$518,189

FOREIGN GOVERNMENT NOTES/BONDS - 0.2%
Republic of Latvia
2.750%, 01/12/2020 (Acquired 12/05/2012, Cost $743,348) (d)	750,000	710,945
TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Cost $743,348)		$710,945

MUNICIPAL BONDS - 0.6%
Commonwealth of Puerto Rico
5.125%, 07/01/2031	187,000	136,057
6.000%, 07/01/2039	360,000	259,560
Puerto Rico Sales Tax Financing Corp.
6.050%, 08/01/2036	130,000	104,802
5.375%, 08/01/2039	650,000	510,426
6.350%, 08/01/2039	795,000	637,041
6.000%, 08/01/2042	760,000	620,791
5.250%, 08/01/2043	209,000	158,623
TOTAL MUNICIPAL BONDS (Cost $2,452,202)		$2,427,300

U.S. GOVERNMENT NOTES/BONDS - 0.1%
United States Treasury Bond
3.125%, 02/15/2043	227,000	203,378
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $227,734)		$203,378

U.S. GOVERNMENT TREASURY BILLS - 0.4%
United States Treasury Bill
0.043%, 10/24/2013	1,540,000	1,539,950
TOTAL U.S. GOVERNMENT TREASURY BILLS (Cost $1,539,950)		$1,539,950

BANK LOANS - 28.6%
Advanstar Term Loan 2nd Lien
9.500%, 05/14/2020 (e)	328,000	328,000
Affordable Care Term Loan 2nd Lien
10.500%, 06/01/2019 (e)	428,000	425,860
Alinta Energy Term Loan
6.375%, 12/31/2020 (e)	1,401,325	1,342,357
Alix Partners Term Loan 2nd Lien
9.000%, 12/31/2020 (e)	215,000	218,010
Alliance Laundry Systems LLC Term Loan
9.500%, 11/30/2019 (e)	226,636	228,053
Alvogen Term Loan
7.000%, 05/31/2019 (e)	652,365	647,472
Apple Leisure Term Loan 1st Lien
7.000%, 02/28/2019 (e)	602,970	602,970
Applied Systems Hybrid Term Loan 2nd Lien
8.250%, 06/08/2017 (e)	178,000	178,742
Arcapita Bank BSC Term Loan
0.000%, 04/15/2012 (e)(h)	3,671,000	1,896,696
Archroma Term Loan B 1st Lien
9.500%, 09/30/2018 (e)	1,238,000	1,213,240
Artel Term Loan B
7.250%, 11/16/2017 (e)	616,963	610,793
Ascend Learning Term Loan

7.000%, 12/31/2020 (e)	997,455	991,969
Asurion Corp. Term Loan
11.000%, 08/16/2019 (e)	938,000	977,865
Asurion Corp. Term Loan B 2nd Lien
3.500%, 06/19/2020 (e)	1,456,350	1,405,989
Atlas Energy Term Loan
6.500%, 07/22/2019 (e)	710,000	717,100
Attachemate Term Loan 2nd Lien
11.000%, 10/31/2018 (e)	397,975	390,680
Bally Technologies Term Loan B 1st Lien
4.250%, 08/21/2020 (e)	596,000	595,070
BATS Global Markets Term Loan B
7.000%, 12/17/2018 (e)	656,934	658,577
Bowie Resources Term Loan 1st Lien
6.750%, 08/07/2020 (e)	1,019,000	1,024,095
Bowie Resources Term Loan 2nd Lien
11.750%, 12/31/2020 (e)	227,000	221,325
Bowlmor AMF Term Loan
8.750%, 06/28/2018 (e)	1,234,238	1,221,895
Carestream Term Loan 2nd Lien
9.500%, 12/05/2019 (e)	492,000	487,488
Centaur Gaming Term Loan 2nd Lien
8.750%, 02/19/2020 (e)	669,000	672,345
Cetera Financial Group Term Loan
6.500%, 08/07/2019 (e)	1,000,000	990,830
Choice Cable Term Loan
5.250%, 12/31/2018 (e)	2,049,000	2,043,878
CL Cunningham Lindsay Term Loan 1st Lien
5.000%, 12/10/2019 (e)	559,770	555,572
CL Cunningham Lindsay Term Loan 2nd Lien
9.250%, 04/18/2020 (e)	471,625	468,677
Coinmach Term Loan
4.250%, 11/15/2019 (e)	316,000	314,815
Consolidated Precision Products Term Loan 2nd Lien
10.500%, 06/19/2020 (e)	803,000	827,090
Continental Building Products Term Loan 2nd Lien
8.500%, 02/15/2021 (e)	404,000	402,990
ConvergeOne Term Loan
9.250%, 04/04/2019 (e)	1,281,318	1,266,903
Cooper Gay Term Loan 2nd Lien
8.250%, 10/05/2020 (e)	327,000	322,095
Cooper Tire Bridge Loan
0.000%, 07/12/2014 (a)(e)	6,500,000	6,500,000
CTI Foods Term Loan 2nd Lien
8.250%, 06/30/2019 (e)	332,000	329,510
Culligan International Term Loan 1st Lien
6.250%, 12/28/2017 (e)	845,707	779,108
Dell, Inc. Term Loan B 1st Lien
4.500%, 03/24/2020 (e)	4,491,000	4,408,185
Distribution International Term Loan
7.500%, 06/21/2019 (e)	494,760	492,286
Eastman Kodak Term Loan
7.250%, 07/31/2019 (e)	2,838,885	2,810,495
Eastman Kodak Term Loan 2nd Lien
10.750%, 07/31/2020 (e)	315,000	317,955
Fairmount Minerals Term Loan B
5.000%, 09/03/2019 (e)	477,000	477,472
Fairpoint Communications, Inc. Term Loan B
7.500%, 02/14/2019 (e)	2,342,765	2,357,734

Foodco Pastries Term Loan B 1st Lien
4.500%, 09/22/2016 (a)(e)	1,431,535	1,786,563
Gatehouse Media Operating Term Loan B
2.280%, 08/24/2014 (e)	2,289,028	897,299
Gatehouse Media Operating Term Loan C
2.520%, 08/24/2014 (e)	392,346	153,800
Gatehouse Media Operating Term Loan DD
2.280%, 08/24/2014 (e)	728,472	285,561
GCA Services Term Loan 1st Lien
5.250%, 11/01/2020 (e)	455,940	463,158
Genesis Healthcare Term Loan
10.000%, 12/01/2018 (e)	622,385	637,166
Genex Services Term Loan 1st Lien
5.250%, 07/15/2018 (e)	819,000	819,000
Global Tel Link Term Loan 2nd Lien
9.000%, 05/21/2020 (e)	1,714,000	1,668,288
Granton Resort Term Loan
9.000%, 08/14/2018 (e)	833,000	869,444
Guggenheim Partners Term Loan B 1st Lien
4.250%, 12/31/2018 (e)	1,173,000	1,174,466
Harrah's Las Vegas Properties Co.
3.000%, 02/13/2014 (e)	1,600,000	1,557,600
Harrah's Term Loan B-4
9.500%, 10/31/2016 (e)	1,519,834	1,514,454
Harrah's Term Loan B-5
4.429%, 01/28/2018 (e)	2,300,000	2,040,422
Harrah's Term Loan B-6
5.434%, 01/28/2018 (e)	2,669,801	2,414,834
Hemisphere Term Loan
6.250%, 07/30/2020 (e)	314,213	313,427
Hilton Hotels Term Loan B-2
4.000%, 10/15/2020 (e)	772,000	770,595
Horseshoe Baltimore/CBAC Term Loan B
8.250%, 04/26/2020 (e)	161,000	165,428
Houghton International Term Loan 2nd Lien
9.500%, 12/13/2020 (e)	428,000	428,535
Hoyt Term Loan 2nd Lien
8.250%, 05/22/2020 (e)	192,000	192,000
Hub International Term Loan B 1st Lien
4.750%, 09/17/2020 (e)	474,000	474,000
Hudson's Bay Co. Bridge Loan
7.249%, 07/29/2014 (e)	4,418,000	4,418,000
IES International Equipment Solutions Term Loan
6.750%, 08/13/2019 (e)	424,000	418,967
InfoNXX Term Loan 2nd Lien
6.429%, 11/28/2013 (e)	141,120	137,416
Intelligrated Term Loan 2nd Lien
10.500%, 01/19/2019 (e)	335,000	338,350
Ion Trading Technologies Term Loan 2nd Lien
8.250%, 05/22/2021 (e)	1,630,000	1,627,963
iStar Term Loan A 2nd Lien
7.000%, 03/15/2017 (e)	28,942	29,607
Jacob's Entertainment Term Loan 2nd Lien
13.000%, 10/26/2019 (e)	389,000	390,459
Lightower Term Loan 2nd Lien
8.000%, 04/12/2021 (e)	535,000	540,350
Lions Gate Term Loan 2nd Lien
5.000%, 07/18/2020 (e)	393,000	391,035
Liquidnet Term Loan B

9.250%, 04/15/2019 (e)	786,825	775,023
Materis Term Loan B 1st Lien
3.875%, 01/27/2016 (e)	640,843	826,867
Matrix/MacDermid Term Loan 2nd Lien
7.750%, 11/15/2020 (e)	502,000	507,020
Metrovacesa Term Loan A
1.000%, 08/04/2016 (e)	1,720,000	1,895,448
NEP Term Loan 2nd Lien
9.500%, 08/18/2020 (e)	401,143	408,416
NFR Energy Term Loan 2nd Lien
8.750%, 12/31/2018 (e)	750,000	751,410
North American Breweries Term Loan
7.500%, 12/11/2018 (e)	610,388	611,913
NXT Capital Term Loan B
7.500%, 12/31/2020 (e)	725,000	717,750
Oceania Term Loan B
6.750%, 06/28/2020 (e)	1,413,000	1,421,238
Oxbow Carbon Term Loan 2nd Lien
8.000%, 01/18/2020 (e)	293,000	298,860
Oxea German Term Loan 2nd Lien
8.250%, 06/05/2020 (e)	246,000	244,694
Pinnacle Entertainment, Inc. Term Loan B 1st Lien
3.750%, 07/15/2020 (e)	498,750	497,977
Pitney Bowes Term Loan 1st Lien
7.500%, 12/31/2020 (e)	500,000	498,335
Plato Learning Term Loan 2nd Lien
11.250%, 05/09/2019 (e)	306,000	306,000
Power Team Term Loan 2nd Lien
8.250%, 11/15/2020 (e)	275,000	274,313
PRA Holdings Term Loan 1st Lien
5.000%, 12/31/2020 (e)	644,000	639,170
Quality Home Brands Term Loan
6.750%, 06/30/2014 (e)	488,000	478,645
Quality Home Brands Term Loan PIK
6.750%, 06/30/2014 (e)	551,000	540,437
Quikrete 9/13 Cov-lite Term Loan 1st Lien
4.000%, 09/18/2020 (e)	889,000	888,209
Quikrete 9/14 Cov-lite Term Loan 2nd Lien
7.000%, 03/19/2021 (e)	242,000	245,831
Quinn Manufacturing Term Loan A1 1st Lien
6.994%, 12/02/2016 (e)	250,000	292,314
Ranpak Term Loan 2nd Lien
8.500%, 03/27/2020 (e)	190,000	193,800
Redprairie Corp. Term Loan
6.750%, 12/14/2018 (e)	573,665	576,929
Rentpath Term Loan
6.250%, 05/22/2020 (e)	652,365	634,966
Rocket Software Term Loan 2nd Lien
10.250%, 02/07/2019 (e)	259,000	258,353
Royal Adhesives Term Loan 2nd Lien
9.750%, 01/25/2019 (e)	459,000	456,705
Schrader Term Loan 2nd Lien
10.500%, 04/26/2018 (e)	774,250	789,735
Sedgwick Term Loan 1st Lien
4.250%, 06/07/2018 (e)	909,720	908,865
Sedgwick Term Loan 2nd Lien
8.000%, 12/07/2018 (e)	1,673,000	1,701,240
Selecta Group Term Loan B 1st Lien
2.375%, 07/02/2015 (e)	1,750,000	1,724,167

Sirva Term Loan
7.500%, 03/30/2019 (e)	1,020,870	1,031,079
Six3 Systems Term Loan B
7.000%, 09/20/2019 (e)	1,282	1,301
Sorenson Communications, Inc. Term Loan B
9.500%, 09/07/2014 (e)	3,419,077	3,441,300
Springer Science Term Loan B 2nd Lien
5.000%, 07/23/2020 (e)	2,025,000	2,009,813
Stallion Oilfield Term Loan
8.000%, 06/03/2018 (e)	798,998	804,990
Steinway Term Loan 2nd Lien
9.250%, 09/11/2020 (e)	1,015,000	1,015,000
StoneRiver Term Loan 1st Lien
4.500%, 11/29/2019 (e)	791,018	785,085
StoneRiver Term Loan 2nd Lien
8.500%, 05/14/2020 (e)	793,000	802,913
Tech Finance & Co. Term Loan B 1st Lien
6.000%, 06/11/2020 (e)	1,700,000	1,661,750
Therakos Term Loan
7.500%, 01/18/2018 (e)	698,720	697,847
Therakos Term Loan 2nd Lien
11.250%, 07/18/2018 (e)	516,000	528,900
Tomkins Air Distribution Term Loan B
9.250%, 10/31/2020 (e)	948,000	964,590
Travelport LLC Term Loan
6.250%, 06/21/2019 (e)	383,040	387,112
Trinet Term Loan 2nd Lien
8.750%, 12/30/2019 (e)	1,815,000	1,762,819
Trinet Term Loan B 1st Lien
5.000%, 08/30/2019 (e)	847,000	833,236
TriZetto Group Term Loan
4.750%, 04/26/2018 (e)	474,786	439,652
TriZetto Term Loan 2nd Lien
8.500%, 03/27/2019 (e)	817,000	706,705
Tube City Bridge Loan
0.000%, 06/30/2014 (a)(e)	3,617,000	3,617,000
TXU Energy Extended Term Loan
4.500%, 10/10/2017 (e)	635,000	426,949
Tyrol Acquisition 2 Sas Term Loan 2nd Lien
1.878%, 07/19/2016 (a)(e)	1,250,000	1,598,055
Tyrol Acquisition 2 Sas Term Loan A 1st Lien
1.878%, 01/19/2014 (a)(e)	250,000	334,830
US Infrastructure Term Loan 1st Lien
4.750%, 07/10/2020 (e)	401,993	400,610
Van Wagner Communications Term Loan
6.250%, 12/31/2020 (e)	546,255	553,766
Vertafore, Inc. Term Loan 2nd Lien
9.750%, 10/29/2017 (e)	250,000	253,750
Vestcom Term Loan B
7.000%, 12/24/2018 (e)	297,505	296,017
Water Term Loan 1st Lien PIK
5.750%, 07/02/2020 (e)	557,000	546,556
Websense, Inc. Term Loan 2nd Lien
8.250%, 12/18/2020 (e)	292,000	290,905
TOTAL BANK LOANS (Cost $115,499,067)		$116,197,533

EXCHANGE TRADED FUNDS - 0.1%	Shares
SPDR Gold Shares (c)	2,368	303,507
TOTAL EXCHANGE TRADED FUNDS (Cost $399,732)		$303,507

OTHER SECURITIES - 0.0%
SlavInvestBank Loan Participation Notes
9.875%, 12/31/2012 (a)(c) (h)	45,000	0
Tribune Litigation Interest (a)(c)	13,789	0
TOTAL OTHER SECURITIES (Cost $58,789)		$0

WARRANTS - 0.0%
Xerium Technologies, Inc.
Expiration May 2014, Exercise Price: $19.52 (c)	28,559	7,711
TOTAL WARRANTS (Cost $12,090)		$7,711

PURCHASED OPTIONS - 0.0%	Contracts
Put Options - 0.0%
iShares Russell 2000 ETF
Expiration November 2013, Exercise Price: $90.00 (c)	311	7,464
Credit Default Swaptions - 0.0%	Notional Amount
5-year Credit Default Swap Buy Protection Put
Expiration October 2013, Pay iTraxx Europe Crossover Index, Receive 425% (a) (c)	EUR 11,300,000	40,863
TOTAL PURCHASED OPTIONS (Cost $157,665)		$48,327

MONEY MARKET FUNDS - 19.1%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
0.07% (e)(f)	77,571,727	77,571,727
TOTAL MONEY MARKET FUNDS (Cost $77,571,727)		$77,571,727

Total Investments (Cost $443,811,434) - 110.7%		449,990,314

Liabilities in Excess of Other Assets - (10.7)%		(43,484,680)
TOTAL NET ASSETS - 100.0%		$406,505,634

EUR	Euro
GBP	British Pound Sterling

Percentages are stated as a percent of net assets.

(a)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At September 30, 2013, the market value of these securities total $18,859,479 which represents 4.6% of total net assets.

(b)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2013, the market value of these securities total $3,325,450 which represents 0.8% of total net assets.

(c)	Non-income producing.
(d)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2013, the market value of these securities total $115,095,127 which represents 28.3% of total net assets.

(e)	Variable Rate Security. The rate shown represents the rate at September 30, 2013.
(f)	The rate shown is the seven day yield as of September 30, 2013.
(g)
Represents an interest only security that entitles holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgages. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgage. Interest rate disclosed represents the coupon rate of the underlying mortgages at September 30, 2013.

(h)	Default or other conditions exist and security is not presently accruing income.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Relative Value - Long/Short Debt
Securities Sold Short
September 30, 2013 (Unaudited)

COMMON STOCKS - 4.0%	Shares	Fair Value
Auto Components - 0.2%
Johnson Controls, Inc.	19,942	$827,593
Automobiles - 0.9%
Ford Motor Co.	46,135	778,297
General Motors Co.	13,246	476,459
Harley-Davidson, Inc.	4,599	295,440
Tesla Motors, Inc.	9,870	1,909,055
Total Automobiles		3,459,251

Consumer Finance - 0.2%
DFC Global Corp.	11,986	131,726
Encore Capital Group, Inc.	17,220	789,709
Total Consumer Finance		921,435

Distributors - 0.1%
Genuine Parts Co.	3,958	320,163
Diversified Consumer Services - 0.1%
Ascent Capital Group, Inc.	5,460	440,185
Electrical Equipment - 0.2%
General Cable Corp.	24,650	782,637
Energy Equipment & Services - 0.3%
SEACOR Holdings, Inc.	13,170	1,191,095
Health Care Equipment & Supplies - 0.4%
Insulet Corp.	27,370	991,889
Wright Medical Group, Inc.	25,110	654,869
Total Health Care Equipment & Supplies		1,646,758

Internet Software & Services - 0.3%
Blucora, Inc.	55,590	1,277,458
Metals & Mining - 0.0%
Silver Standard Resources, Inc.	6,680	41,082
Thompson Creek Metals Co., Inc.	21,300	76,467
Total Metals & Mining		117,549

Multiline Retail - 0.2%
JC Penney Co., Inc.	90,518	798,369
Oil, Gas & Consumable Fuels - 0.1%
Cobalt International Energy, Inc.	22,120	549,903
Pharmaceuticals - 0.2%
The Medicines Co.	24,880	833,978
Semiconductors & Semiconductor Equipment - 0.5%
Advanced Micro Devices, Inc.	60,360	229,368
Micron Technology, Inc.	83,860	1,465,034
Rudolph Technologies, Inc.	30,570	348,498

Total Semiconductors & Semiconductor Equipment		2,042,900

Textiles, Apparel & Luxury Goods - 0.2%
Iconix Brand Group, Inc.	23,640	785,321
Tobacco - 0.1%
Vector Group Ltd.	20,527	330,485
Wireless Telecommunication Services - 0.0%
NII Holdings, Inc.	19,498	118,353
TOTAL COMMON STOCKS (Proceeds $14,378,768)		$16,443,433

EXCHANGE TRADED FUNDS - 1.0%
iShares iBoxx $ High Yield Corporate Bond ETF	1,068	97,786
iShares iBoxx Investment Grade Corporate Bond ETF	16,500	1,873,080
SPDR S&P 500 Trust ETF	11,635	1,955,843
SPDR S&P Retail ETF	4,000	328,280
TOTAL EXCHANGE TRADED FUNDS (Proceeds $4,090,981)		$4,254,989

	Principal
	Amount
CORPORATE BONDS - 0.3%
Media - 0.0%
Cumulus Media Holdings, Inc.
7.750%, 05/01/2019	$113,000	117,237
Metals & Mining - 0.1%
Cliffs Natural Resources, Inc.
6.250%, 10/01/2040	357,000	298,448
Oil, Gas & Consumable Fuels - 0.1%
Connacher Oil and Gas Ltd.
8.500%, 08/01/2019	430,000	307,450
James River Coal Co.
7.875%, 04/01/2019	126,300	39,785
Total Oil, Gas & Consumable Fuels		347,235

Specialty Retail - 0.0%
Best Buy Co., Inc.
5.500%, 03/15/2021	88,000	88,000
Wireless Telecommunication Services - 0.1%
Sprint Communications, Inc.
6.000%, 11/15/2022	300,000	276,000
TOTAL CORPORATE BONDS (Proceeds $1,249,896)		$1,126,920

FOREIGN GOVERNMENT NOTES/BONDS - 0.1%
Spain Government Bond
5.500%, 04/30/2021	301,000	451,085
TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Proceeds $402,105)		$451,085

US GOVERNMENT NOTES/BONDS - 0.4%
United States Treasury Note
1.750%, 05/15/2023	1,820,000	1,686,487
TOTAL US GOVERNMENT NOTES/BONDS (Proceeds $1,763,765)		$1,686,487

Total Securities Sold Short (Proceeds $21,885,515) - 5.8%		$23,962,914

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Relative Value - Long/Short Debt
Options Written
September 30, 2013 (Unaudited)

	Contracts	Fair Value
PUT OPTIONS
iShares Russell 2000 ETF
Expiration: November 2013, Exercise Price: $75.00	311	$778
Total Put Options		$778

Total Options Written (Premiums received $21,229)		$778

Underlying Funds Trust
Relative Value - Long/Short Debt
Futures Contracts
September 30, 2013 (Unaudited)

				Unrealized
	Expiration Month	Contracts	Underlying Notional Amount at Fair Value	Appreciation (Depreciation)
FUTURES CONTRACTS PURCHASED
US 2YR NOTE	December 2013	5	$1,101,328	$2,956
TOTAL FUTURES CONTRACTS PURCHASED				$2,956
SHORT FUTURES CONTRACTS
90 DAY EURO $	December 2013	10	$(2,492,875)	$(73,750)
90 DAY EURO $	March 2014	5	(1,245,938)	(38,625)
US 10YR NOTE	December 2013	149	(18,832,203)	(364,107)
US 5YR NOTE	December 2013	100	(12,104,688)	(231,094)
US LONG BOND	December 2013	43	(5,735,125)	(5,826)
US ULTRA BOND	December 2013	13	(1,847,219)	(57,993)
USD IRS 10YR PRIME	December 2013	86	(8,316,469)	(238,590)
USD IRS 5YR PRIME	December 2013	180	(17,842,500)	(363,199)
TOTAL SHORT FUTURES CONTRACTS				$(1,373,184)

TOTAL FUTURES CONTRACTS				$(1,370,228)

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Relative Value - Long/Short Debt
Swap Contracts
September 30, 2013 (Unaudited)

			(Pay)/			Moody's Rating	Maximum Potential	Upfront Premium	Unrealized
		Buy/Sell	Receive	Termination	Notional	of Reference	Future Payment	Paid	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Value	Entity	(Receipt)	(Received)	(Depreciation)

CREDIT DEFAULT SWAP BUY CONTRACTS

BNP Paribas S.A.	AK Steel Corp.	Buy	(5.00%)	9/20/2015	(2,400,000)	B3	(2,400,000)	150,384	8,457
BNP Paribas S.A.	Expedia, Inc.	Buy	(1.00%)	3/20/2018	(3,500,000)	Ba1	(3,500,000)	101,288	(34,307)
BNP Paribas S.A.	International Paper Co.	Buy	(1.00%)	9/20/2018	(4,000,000)	Baa3	(4,000,000)	(15,416)	(6,302)
BNP Paribas S.A.	Markit CDX.EM.20.10	Buy	(5.00%)	12/20/2018	(3,000,000)	Baa3	(3,000,000)	(282,000)	-
BNP Paribas S.A.	Markit CDX.HY.20.10	Buy	(5.00%)	6/20/2018	(26,000,000)	B1	(26,000,000)	(915,025)	(589,169)
Credit Suisse	Best Buy, Inc.	Buy	(5.00%)	9/20/2017	(1,000,000)	Baa2	(1,000,000)	108,382	(231,287)
Credit Suisse	Gannett Co., Inc.	Buy	(5.00%)	9/20/2017	(1,000,000)	Ba1	(1,000,000)	(88,956)	(52,819)
Credit Suisse	LaFarge SA	Buy	(1.00%)	12/20/2018	(250,000)	Ba1	(250,000)	23,306	2,677
Credit Suisse	Nokia OYJ	Buy	(5.00%)	12/20/2015	(1,000,000)	B1	(1,000,000)	103,498	(217,718)
Credit Suisse	Pitney Bowes, Inc.	Buy	(5.00%)	9/20/2017	(1,000,000)	Baa2	(1,000,000)	10,081	(149,761)
Credit Suisse	Radioshack Corp.	Buy	(5.00%)	9/20/2016	(1,000,000)	Caa2	(1,000,000)	187,879	(3,998)
Credit Suisse	Radioshack Corp.	Buy	(5.00%)	9/20/2015	(1,000,000)	Caa2	(1,000,000)	173,363	(50,141)
Credit Suisse	Staples, Inc.	Buy	(1.00%)	9/20/2017	(1,000,000)	Baa2	(1,000,000)	77,714	(62,480)
Credit Suisse	Telecom Italia SpA	Buy	(1.00%)	6/20/2018	(100,000)	Baa3	(100,000)	11,033	1,609
Credit Suisse	The Walt Disney Co.	Buy	(1.00%)	9/20/2018	(5,000,000)	A2	(5,000,000)	(169,575)	(10,897)
Credit Suisse	Xerox Corp.	Buy	(1.00%)	12/20/2017	(1,000,000)	Baa2	(1,000,000)	63,785	(65,813)
Goldman Sachs & Co.	Capital One Financial Corp.	Buy	(1.00%)	12/20/2016	(2,000,000)	A3	(2,000,000)	12,103	(56,391)
Goldman Sachs & Co.	H&R Block, Inc.	Buy	(5.00%)	6/20/2018	(2,000,000)	Baa2	(2,000,000)	(297,812)	(9,514)
Goldman Sachs & Co.	Kimco Realty Corp.	Buy	(1.00%)	6/20/2016	(2,250,000)	Baa1	(2,250,000)	18,238	(47,795)
Goldman Sachs & Co.	Mohawk Industries, Inc.	Buy	(1.00%)	6/20/2017	(2,000,000)	Ba1	(2,000,000)	51,381	(74,877)
Goldman Sachs & Co.	YUM! Brands, Inc.	Buy	(1.00%)	3/20/2018	(3,000,000)	Baa3	(3,000,000)	(37,512)	(29,120)

Total Credit Default Swap Buy Contracts									(1,679,646)

CREDIT DEFAULT SWAP SELL CONTRACTS

BNP Paribas S.A.	J.C. Penney Company, Inc.	Sell	5.00%	6/20/2018	1,000,000	Caa2	1,000,000	(89,932)	(115,674)
BNP Paribas S.A.	J.C. Penney Company, Inc.	Sell	5.00%	12/20/2018	675,000	Caa2	675,000	(139,842)	(6,972)
BNP Paribas S.A.	Markit CDX.IG.21.10	Sell	1.00%	12/20/2018	4,000,000	Baa2	4,000,000	35,012	-
Credit Suisse	Caesar's Entertainment Corp.	Sell	5.00%	9/20/2015	2,000,000	Caa2	2,000,000	(216,389)	(153,819)
Credit Suisse	Markit CMBX.NA.AAA.4.11	Sell	0.35%	2/17/2051	985,942	Aaa	985,942	(53,423)	22,732
Credit Suisse	Markit CMBX.NA.AAA.4.12	Sell	0.35%	2/17/2051	7,887,535	Aaa	7,887,535	(289,992)	44,465
Credit Suisse	MGM Holdings, Inc.	Sell	5.00%	6/20/2018	1,500,000	B3	1,500,000	29,200	112,118
Credit Suisse	Radioshack Corp.	Sell	5.00%	9/20/2014	2,000,000	Caa2	2,000,000	(129,549)	29,240
Credit Suisse	Sunrise Communications, Inc.	Sell	5.00%	12/20/2018	900,000	B2	900,000	50,681	(18,056)
Credit Suisse	UPC Holding BV	Sell	5.00%	12/20/2018	895,000	Ba3	895,000	58,636	(15,239)
Goldman Sachs & Co.	Markit CMAA4.18	Sell	0.35%	2/17/2051	985,942	Aaa	985,942	(125,020)	94,329
Goldman Sachs & Co.	Markit CMAA4.19	Sell	0.35%	2/17/2051	1,478,913	Aaa	1,478,913	(97,738)	51,702

Total Credit Default Swap Sell Contracts									44,826

Total Credit Default Swap Contracts									$ (1,634,820)

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Relative Value - Long/Short Debt
Forward Contracts
September 30, 2013 (Unaudited)
							Unrealized
	Currency		U.S. $ Value	Currency		U.S. $ Value	Appreciation
Settlement Date	to be Delivered		September 30, 2013	to be Received		September 30, 2013	(Depreciation)
10/29/2013	1,552,250	Swiss Francs	$1,716,847	1,683,756	U.S. Dollars	$1,683,756	$(33,091)
10/29/2013	3,297,280	U.S. Dollars	3,297,280	2,460,488	Euros	3,328,911	31,631
10/29/2013	13,794,098	Euros	18,662,690	18,375,809	U.S. Dollars	18,375,809	(286,881)
10/29/2013	5,649,857	U.S. Dollars	5,649,857	3,607,435	British Pounds Sterling	5,838,646	188,789
10/29/2013	7,277,232	British Pounds Sterling	11,778,224	11,374,366	U.S. Dollars	11,374,366	(403,858)
10/29/2013	101,475	U.S. Dollars	101,475	644,464	Swedish Kronas	100,205	(1,270)
10/29/2013	640,200	Swedish Kronas	99,542	98,152	U.S. Dollars	98,152	(1,390)
			$41,305,915			$40,799,845	$(506,070)

The accompanying notes are an integral part of these financial statements.

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2013 (Unaudited):
	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts:
Purchased Options	Investments	$48,327
Written Options			Written option contracts, at value	$778
Total Equity Contracts		$48,327		$778
Interest Rate Contracts:
Futures contracts	Receivable for variation margin on futures **	$2,956	Payable for variation margin on futures **	$1,373,184
Foreign Exchange Contracts:
Forward Contracts	Cumulative appreciation on forward contracts ***	220,420	Cumulative depreciation on forward contracts ***	726,490
Credit Contracts:
Swap Contracts	Swap payments paid/unrealized gain on swap contracts ****	1,633,293	Swap payments received/ unrealized loss on swap contracts ****	4,950,330
Total Derivatives		$1,904,996		$7,050,782

** Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule.
*** Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.
**** Value includes both the unrealized gain/loss on swaps and the upfront payments paid or received on the swaps.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2013 (Unaudited):

Description	Level 1		Level 2	Level 3		Total
Common Stocks	$12,316,662		$-	$3,297,402	(1)	$15,614,064
Preferred Stocks	3,947,501		-	1,684,766		5,632,267
Asset Backed Securities	-		9,612,819	-		9,612,819
Mortgage Backed Securities	-		20,862,291	-		20,862,291
Convertible Bonds	-		20,898,040	-		20,898,040
Corporate Bonds	-		177,842,266	-		177,842,266
Foreign Government Agency Issues	-		518,189	-		518,189
Foreign Government Notes/Bonds	-		710,945	-		710,945
Municipal Bonds	-		2,427,300	-		2,427,300
U.S. Government Notes/Bonds	-		203,378	-		203,378
U.S. Government Treasury Bills	-		1,539,950	-		1,539,950
Bank Loans	-		102,361,085	13,836,448		116,197,533
Exchange Traded Funds	303,507		-	-		303,507
Other Securities	-		-	-		-
Warrants	-		7,711	-		7,711
Purchased Options	7,464		-	40,863		48,327
Money Market Funds	77,571,727		-	-		77,571,727
Total Investments in Long Securities	$94,146,861		$336,983,974	$18,859,479		$449,990,314

Securities Sold Short:
Common Stocks	$16,443,433		$-	$-		$16,443,433
Exchange Traded Funds	4,254,989		-	-		4,254,989
Corporate Bonds	-		1,126,920	-		1,126,920
Foreign Government Notes/Bonds	-		451,085	-		451,085
U.S Government Notes/Bonds	-		1,686,487	-		1,686,487
Total Securities Sold Short	$20,698,422		$3,264,492	$-		$23,962,914

Written Options	$-		$778	$-		$778

Other Financial Instruments
Futures Contracts Purchased	$2,956	*	$-	$-		$2,956
Short Futures Contracts	(1,373,184	) *	-	-		(1,373,184)
Credit Default Swap Buy Contracts	-		(1,679,646)	-		(1,679,646)
Credit Default Swap Sell Contracts	-		44,826	-		44,826
Forward Contracts	-		(506,070)	-		(506,070)
Total Other Financial Instruments	$(1,370,228)		$(2,140,890)	$-		$(3,511,118)

(1) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

Building Products	$0
Diversified Telecommunication Services	465,047
Machinery	8,530
Oil, Gas & Consumable Fuels	84,800
Transportation Infrastructure	2,739,025
$3,297,402

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts Schedule.
There were no transfers into or out of Levels 1 or 2 during the period.

There were transfers out of Level 3 related to bank loans that began pricing on a daily basis.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at value
Balance as of December 31, 2012	$9,394,060
Accrued discounts/premiums	3,241
Realized gain (loss)	(810,883)
Change in unrealized depreciation	2,143,962
Purchases	15,482,700
(Sales)	(6,624,463)
Transfer in and/or out of Level 3	(729,138)
Balance as of September 30, 2013	$18,859,479

Change in unrealized appreciation/depreciation during the period for level 3 investments held at September 30, 2013	$795,346

Transfers between levels are recognized at the end of the reporting period.

Type of Security	Fair Value at 9/30/2013	Valuation Techniques	Unobservable Input	Range	Weighted Average	Impact to Valuation from an Increase in Input
Common Stocks	$ 2,739,025	Market comparable companies	EBITDA multiple	5.88x	5.88x	Increase
			Revenue multiple	0.60x	0.60x	Increase

			Discount for lack of marketability	25%	25%	Decrease

	558,377	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Preferred stock	109,766	Valuation based on financial information from company	Private company financial information	N/A	N/A	Increase

			Discount for lack of marketability	50%	50%	Decrease

	1,575,000	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Bank Loans	13,836,448	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Other Securities	-	Third party valuation	Inputs used by third party valuation firm	N/A	N/A	Increase

Purchased Options	40,863	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

The significant unobservable inputs used in the fair value measurement of the Trust's other securities are future cash flows and discount rates used by the third party valuation firm engaged to value the security. Significant decreases in the expected future cash flows, or increases in the discount rate used, would result in a lower fair value measurement. The significant unobservable inputs used in the fair value measurement of the Trust's common stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Adviser and the fund's third party administrator, which report to the Valuation Committee. For third-party information, the fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Managed Futures Strategies
Schedule of Investments
September 30, 2013 (Unaudited)
(Consolidated)

	Shares	Fair Value
MONEY MARKET FUNDS - 63.6%
Fidelity Institutional Government Portfolio
0.01% (a) (b)	4,800,000	$4,800,000
Fidelity Institutional Money Market Portfolio
0.04% (a) (b)	5,648,869	5,648,869
First American Treasury Obligations Fund
0.00% (a) (b)	4,800,000	4,800,000
First American Government Obligations Fund
0.01% (a) (b)	3,200,000	3,200,000
First American Prime Obligations Fund
0.02% (a) (b)	4,867,586	4,867,586
Invesco Advisers, Inc. STIT - Treasury Portfolio
0.02% (a) (b)	4,513,560	4,513,560
Invesco Advisers, Inc. STIC - Prime Portfolio
0.02% (a) (b)	4,800,000	4,800,000
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
0.07% (a) (b)	6,400,000	6,400,000
TOTAL MONEY MARKET FUNDS (Cost $39,030,015)		39,030,015

OTHER INVESTMENTS - 12.3%
Smith Breeden Institutional Short Duration Portfolio (c)	7,500,000	$7,552,023
TOTAL OTHER INVESTMENTS (Cost $7,500,000)		7,552,023

Total Investments (Cost $46,530,015) - 75.9%		46,582,038

Other Assets in Excess of Liabilities - 24.1%		14,791,334
TOTAL NET ASSETS - 100.0%		$61,373,372

Percentages are stated as a percent of net assets.

(a)	Rate shown is the seven day yield as of September 30, 2013.
(b)	All or a portion of the shares have been committed as collateral for swaps.
(c)	Security fair valued in good faith pursuant to policies adopted by the Portfolio's Board of Trustees. The market value of these securities total $7,552,023, which represents 12.3% of total net assets.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Managed Futures Strategies
Swap Contracts
September 30, 2013 (Unaudited)
(Consolidated)
				Unrealized
		Termination	Notional	Appreciation/
Counterparty	Reference Entity	Date	Value	(Depreciation)

LONG TOTAL RETURN SWAP CONTRACTS

Newedge UK Financial Ltd.	Dominion Managed Futures Index (a)	Indefinite	$ 15,227,688	$ 4,057,578

Newedge UK Financial Ltd.	Northfield Managed Futures Index (a)	Indefinite	11,874,117	(569,073)

Newedge UK Financial Ltd.	Revolution Managed Futures Index (a)	Indefinite	9,626,052	547,555

Total Long Total Return Swap Contracts				$ 4,036,060

(a) Security fair valued in good faith pursuant to policies adopted by the Portfolio's Board of Trustees.  The cumulative appreciation/depreciation of these securities total $4,036,060, which represents 6.6% of total net assets.

The accompanying notes are an integral part of these financial statements.

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2013 (Unaudited):

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Swap Contracts:
Long Total Return Swap contracts	Net unrealized gain/loss on swap contracts*	$4,605,133	Net unrealized gain/loss on swap contracts*	$569,073
Total Swap Contracts		$4,605,133		$569,073

* Includes cumulative appreciation/depreciation on swap contracts as reported in the Swap Contracts schedule.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2013 (Unaudited):

Description	Level 1	Level 2		Level 3	Total
Money Market Funds	$39,030,015	$-		$-	$39,030,015
Other Investments	-	7,552,023		-	7,552,023
Total Investments in Securities	$39,030,015	$7,552,023		$-	$46,582,038

Long Total Return Swap Contracts	$-	$4,036,060	*	$-	$4,036,060

* Includes cumulative appreciation/depreciation on swaps contracts as reported in the Swap Contracts schedule.
There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2013 (Unaudited)

1. Security Valuation

Investments in the Portfolios of the Underlying Funds Trust (“UFT”) are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day’s price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolios calculate their net asset value, the Portfolios may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to September 30, 2013 related to subsequent valuation information obtained.

Various inputs are used in determining the value of the Portfolios’ investments. A summary of the inputs used to value the Portfolio’s net assets as of September 30, 2013 is located in a table following each series’ Schedule of Investments in these financial statements. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Foreign Currency Translations and Transactions -- The Portfolios may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2013 (Unaudited)

The Portfolios may enter into forward currency exchange contracts obligating a Portfolio to deliver and receive a currency at a specified future date. The Portfolios are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolios use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Portfolio since forward currency exchange contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Convertible Securities -- The Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants -- The Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios’ entire investment therein).

Short Sales -- The Portfolios may engage in short sale transactions. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Portfolios under circumstances when the stock price of a portfolio holding is deteriorating. The Portfolios are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Portfolios are required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

Restricted Securities – The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resales (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by each Portfolio is included in the Schedule of Investments of the UFT.

Bank Loans – The Portfolios may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans").  Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2013 (Unaudited)

Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of a Portfolio's investments and a potential decrease in the NAV of the Portfolio. Some of the Bank Loans in which the Portfolios will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Portfolio's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Portfolios may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Portfolios, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Portfolios may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

2. Derivative Transactions

The Portfolios utilized derivative instruments during the nine months ended September 30, 2013. The Portfolios’ use of derivatives included credit defaults swaps, total return swaps, futures, options, and currency forward contracts.  The Portfolios utilize derivatives for risk management, hedging activities, risk-taking, and speculative purposes.

Event Driven – The Event Driven portfolio uses credit defaults swaps, options, and currency forward contracts to implement its strategy of achieving capital appreciation in securities whose prices are or will be impacted by a corporate event.  The credit default swaps used during the period were for hedging purposes, while the currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the portfolio invests in foreign securities.  The portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the portfolio uses written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling.

Long/Short Equity - The Long/Short Equity portfolio uses options to implement its strategy of achieving returns moderately correlated to equity markets with a lower level of volatility.  The portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the portfolio uses written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2013 (Unaudited)

Market Neutral - The Market Neutral portfolio uses options to implement its strategy of achieving capital appreciation.  During the period, the portfolio used written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling.

Relative Value – Long/Short Debt – The Relative Value – Long/Short Debt portfolio uses credit defaults swaps, futures, options, and currency forward contracts to implement its strategy of achieving total return through current income, capital preservation, and capital appreciation.  The credit default swaps are used as a more effective, and liquid, method to take risk positions, rather than investing in the cash markets.  Currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the portfolio invest in foreign securities.  The portfolio used futures for hedging purposes and to maintain appropriate levels of duration and convexity in the strategies fixed income portfolios.  The portfolio uses long options to take speculative positions, while also writing options to provide an additional source of revenue to the portfolio.

Managed Futures – The Managed Futures portfolio uses total return swaps, instead of investing directly in a portfolio consisting of futures contracts, to achieve its investment objective of positive returns in rising and falling equity markets with lower levels of volatility.  The total return swap is based on the performance of an underlying portfolio of futures contracts managed by the trading advisor.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account.  The success of derivatives strategies will also be affected by the advisor’s or sub-advisor’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The following are descriptions of each type of derivative used during the period in the Portfolios:

Swaps - A swap is a financial contract to exchange benefits of two underlying financial contracts during a fixed period over the duration of the swap.  Swaps can be of various types such as currency swap, interest rate swaps, commodity, equity, etc.  Under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), certain standardized swap contracts, including interest rate swaps and certain credit default swaps, entered into by the Portfolios are required to be executed through a central clearinghouse or swap execution facility.  The Portfolios utilize a Futures Commission Merchant ("FCM") to facilitate swap trades required to be centrally cleared under Dodd-Frank.

Credit Default Swaps - A credit default swap (CDS) is a financial contract between two parties, where the seller of the CDS will compensate the buyer in the event of a loan default or other credit event. The buyer of the CDS makes a series of payments (the CDS "fee" or "spread") to the seller and, in exchange, receives a payoff if the loan defaults.

Credit default swaps have two primary risks:  counterparty risk and liquidity risk.  Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation.  Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

Total Return Swaps - A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Similar to CDS, total return swaps involve counterparty and liquidity risk.

Event Driven, Relative Value – Long/Short Debt and Managed Futures Strategies engaged in swap contracts during the nine months ended September 30, 2013. The average quarterly notional amount of swap contracts during the nine months ended September 30, 2013, were as follows:

	Event	Relative	Managed
	Driven	Value	Futures*
Swap Contracts	$3,666,667	$68,084,644	$27,755,781

*March 26, 2013 was the first date the fund held swap contracts.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2013 (Unaudited)

The effect of swap contracts on the statement of operations during the nine months ended September 30, 2013 for Event Driven, Relative Value and Managed Futures include ($136,182), ($2,048,728) and $0 in realized gains or (losses), respectively.

The change in unrealized appreciation or (depreciation) on swap contracts for the nine months ended September 30, 2013 for Event Driven, Relative Value and Managed Futures was ($129,965), ($791,312) and $4,036,060, respectively.

Futures - A futures contract is a standardized contract between two parties to buy or sell a specified asset of standardized quantity and quality for a price agreed upon today (the futures price or strike price) with delivery and payment occurring at a specified future date, the delivery date. The contracts are bought and sold on a futures exchange, which acts as an intermediary between the two parties. In many cases, the underlying asset to a futures contract may be any financial instrument (also including currency, bonds, and stocks); they can be also based on intangible assets or referenced items, such as stock indexes and interest rates.

Futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk.  In addition, unlike option contracts, where the buyer of the option can lose no more than the cost of the premium, both the buyer and the seller of a futures contract face potentially unlimited losses.  The futures contract is a legally binding agreement to buy or sell the underlying index at the agreed price, no matter what the level of the index is at maturity of the contract.

Futures have minimal counterparty credit risk to the portfolios since futures are exchange traded and the exchange’s clearinghouse serves as the counterparty to all exchange traded futures, thereby guaranteeing the buyer or seller against default by the counterparty.

Relative Value – Long/Short Debt and Managed Futures Strategies engaged in futures contracts during the nine months ended September 30, 2013. The average quarterly notional amount of long futures contracts during the nine months ended September 30, 2013, were as follows:

	Relative	Managed
Long futures contracts	Value	Futures*
Interest rate contracts	$10,105,383	$268,733,733
Commodity contracts	-	8,682,154
Equity contracts	-	18,909,818
Foreign exchange contracts	-	25,138,965
Total long futures contracts	$10,105,383	$321,464,670

*March 25, 2013 was the final date the Managed Futures Portfolio held futures contracts directly. Therefore, the average quarterly notional amount reflects the period from January 1, 2013 through March 25, 2013.

The average quarterly notional amount of short futures contracts during the nine months ended September 30, 2013, were as follows:

	Relative	Managed
Short futures contracts	Value	Futures*
Interest rate contracts	$50,101,702	$111,508,657
Commodity contracts	-	12,614,693
Equity contracts	-	1,036,713
Foreign exchange contracts	-	22,106,389
Total short futures contracts	$50,101,702	$147,266,452

*March 25, 2013 was the final date the Managed Futures Portfolio held futures contracts directly. Therefore, the average quarterly notional amount reflects the period from January 1, 2013 through March 25, 2013.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2013 (Unaudited)

The effect of interest rate futures contracts on the statement of operations during the nine months ended September 30, 2013 for Relative Value and Managed Futures include $1,737,652 and  ($524,055) in realized gains or (losses), respectively.

The effect of commodity futures contracts on the statement of operations during the nine months ended September 30, 2013 for Relative Value and Managed Futures include $0 and ($692,685) in realized gains or (losses), respectively.

The effect of equity futures contracts on the statement of operations during the nine months ended September 30, 2013 for Relative Value and Managed Futures include $0 and $830,365 in realized gains or (losses), respectively.

The effect of foreign exchange futures contracts on the statement of operations during the nine months ended September 30, 2013 for Relative Value and Managed Futures include $0 and ($72,181) in realized gains or (losses), respectively.

The change in unrealized appreciation or (depreciation) on interest rate futures contracts for the nine months ended September 30, 2013 for Relative Value and Managed Futures was ($1,257,099) and ($119,064), respectively.

The change in unrealized appreciation or (depreciation) on commodity futures contracts for the nine months ended September 30, 2013 for Relative Value and Managed Futures was $0 and ($24,804), respectively.

The change in unrealized appreciation or (depreciation) on equity futures contracts for the nine months ended September 30, 2013 for Relative Value and Managed Futures was $0 and ($1,275), respectively.

The change in unrealized appreciation or (depreciation) on foreign exchange futures contracts for the nine months ended September 30, 2013 for Relative Value and Managed Futures was $0 and ($327,679), respectively.

Options - Call options give the owner of the option to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time.  A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the portfolios, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the portfolios since options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2013 (Unaudited)

Event Driven, Long/Short Equity, Market Neutral and Relative Value – Long/Short Debt engaged in options during the nine months ended September 30, 2013.  The average quarterly market value of purchased and written options for the nine months ended September 30, 2013, was as follows:

	Event	Long/Short	Market	Relative
	Driven	Equity	Neutral	Value
Purchased options	$915,769	$757,185	$-	$91,480
Written options	478,058	179,655	7,514	15,172

The effect of purchased options on the statement of operations during the nine months ended September 30, 2013 for Event Driven, Long/Short Equity, Market Neutral and Relative Value include ($2,258,159), ($650,197), ($7,041) and ($375,898) in realized gains or (losses), respectively.

The effect of written options on the statement of operations during the nine months ended September 30, 2013 for Event Driven, Long/Short Equity, Market Neutral and Relative Value include $2,409,784, $961,581, $6,397 and $86,738 in realized gains, respectively.

The change in unrealized appreciation or (depreciation) on purchased options for the nine months ended September 30, 2013 for Event Driven, Long/Short Equity, Market Neutral and Relative Value was ($296,910), $139,908, $0 and ($78,524), respectively.

The change in unrealized appreciation or (depreciation) on written options for the nine months ended September 30, 2013 for Event Driven, Long/Short Equity, Market Neutral and Relative Value was $67,994, ($35,156), ($111,621) and $16,143, respectively.

Forwards - Similar to a futures contract, a forward contract specifies the exchange of goods (generally a pre-determined amount of a foreign currency) for a specified price at a specified future date. However, forward contracts are not standardized nor traded on an exchange.  Therefore, forward contracts are subject to counterparty risk, or the risk that the other party to the transaction will not honor its contractual obligation.

In addition, as the principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade these markets can experience periods of illiquidity, sometimes of significant duration.  Disruptions can occur in any currency market traded by a portfolio due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading, to the possible detriment of a portfolio.  Market illiquidity or disruption could result in significant losses.

Event Driven and Relative Value – Long/Short Debt engaged in forward contracts during the nine months ended September 30, 2013. The average quarterly notional amount of forward contracts during the nine months ended September 30, 2013, were as follows:

	Event	Relative
	Driven	Value
Forward contracts	$3,963,030	$37,576,904

The effect of forward contracts on the statement of operations during the nine months ended September 30, 2013 for Event Driven and Relative Value include $0 and ($679,174) in realized gains or (losses), respectively.

The change in unrealized appreciation or (depreciation) on forward contracts for the nine months ended September 30, 2013 for Event Driven and Relative Value was ($8,614) and ($308,192), respectively.

Underlying Funds Trust
Notes to Schedule of Investments
September 30, 2013 (Unaudited)

Further information regarding derivative activity for each portfolio can be found in the Schedule of Investments.

3. Federal Income Taxes

The cost basis of investments (excluding any securities sold short) for federal income tax purposes at September 30, 2013 were as follows:

	Event	Long/Short	Market	Relative	Managed
	Driven	Equity	Neutral	Value	Futures
Cost of Investments	$160,210,389	$226,909,177	$82,425,955	$443,709,615	$46,530,015
Gross tax unrealized appreciation	17,721,566	30,576,744	6,286,161	11,234,303	52,023
Gross tax unrealized depreciation	(3,505,665)	(3,102,869)	(628,012)	(5,953,604)	-
Net tax unrealized appreciation (depreciation)	$14,215,901	$27,473,875	$5,658,149	$5,280,699	$52,023

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Underlying Funds Trust

By /s/ David B. Perkins
      David B. Perkins, Chief Executive Officer

Date November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ David B. Perkins
      David B. Perkins, Chief Executive Officer

Date Novemeber 26, 2013

By /s/ Lance Baker
      Lance Baker, Chief Financial Officer and Treasurer

Date Novemeber 26, 2013